[MH&M Final]

[Translation]

SECURITIES REGISTRATION STATEMENT

LOOMIS SAYLES FUNDS II - LOOMIS SAYLES INVESTMENT GRADE BOND FUND

SECURITIES REGISTRATION STATEMENT

To:	Director of the Kanto

Local Finance Bureau

Filing Date of SRS: March 31, 2008

Name of the Registrant Trust:	LOOMIS SAYLES FUNDS II

Name and Official Title of the Representative:	Michael C. Kardok Treasurer of the Trust

Address of Principal Office:	399 Boylston, Boston, Massachusetts 02116 U. S. A.

Name and Title of Registration Agent:	Harume Nakano Attorney-at-Law

Ken Miura Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano Ken Miura Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Public Offering or Sale for Registration

Name of the Fund Making Public	LOOMIS SAYLES INVESTMENT GRADE
Offering or Sale of Foreign	BOND FUND
Investment Fund Securities:

Aggregate Amount of	Shares of a series of a diversified open-end
Foreign Investment Fund Securities	management investment company organized as a
to be Publicly Offered or Sold:	Massachusetts business trust;

Up to 1,300 million dollars (approximately 138.32 billion yen)

Note:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=¥106.40 the mean of the exchange rate quotations by The Bank of Mitsubishi Tokyo UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of January 31, 2008.

Places where a copy of this Securities Registration

Statement is available for Public Inspection

Not applicable.

- ii -

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	LOOMIS SAYLES INVESTMENT GRADE BOND FUND (hereinafter referred to as the “Fund”)

2.	NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:

Five classes of shares (Class J Shares, Class A Shares, Class B Shares, Class C Shares and Class Y Shares) Registered Shares without par value

In Japan Class J Shares (hereinafter referred to as the “Shares”), which are open-end type, are for public offering. No rating has been acquired.

3.	TOTAL AMOUNT OF OFFERING PRICE: (IN JAPAN)	Up to 1,300 million dollars (approximately 138.32 billion yen)

Note 1:       Dollar amount is translated for convenience at the rate of $1.00=¥106.40 (the mean of the exchange rate quotations by The Bank of Mitsubishi Tokyo UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of January 31, 2008). The same applies hereinafter.

Note 2:       In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	Net Asset Value per Share next calculated on the day on which the Fund has received such application

Note: Issue prices are available at the places of subscription mentioned in 8 below.

5.	SALES CHARGE:	3.15% (3.00% without tax) of the Sales Price. The Sales Price means the Issue Price divided by 0.995 (rounded to the third decimal place).

6.	MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION	The minimum amount for purchase of Shares is 100 shares and shares may be purchased in integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	from April 1, 2008 (Tuesday) to March 31, 2009 (Tuesday) Provided that the subscription is handled only on a Fund Business Day and a business day when the Distributors in Japan are open for business in Japan. It is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund Business Days preceding the ex-dividend day of each month.

Note: A “Fund Business Day” is any day on which the New York Stock Exchange is open for business.

8.	PLACE OF SUBSCRIPTION:	Marusan Securities Co., Ltd. (hereinafter referred to as “Marusan”)
5-2, Nihonbashi 2-chome, Chuo-ku, Tokyo
SMBC Friend Securities Co., Ltd. (hereinafter referred to as “ SMBC Friend”)
7-12, Nihonbashi Kabutocho, Chuo-ku, Tokyo
Mitsubishi UFJ Securities Co., Ltd. (hereinafter referred to as “Mitsubishi UFJ”)
4-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo
(hereinafter the above three companies referred to as “Distributors in Japan” collectively or as “Distributor in Japan” severally.)

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned financial instruments firms.

9.	DATE OF PAYMENT:	Investors shall pay the Sales Price and Sales Charge to the Distributors in Japan within 4 business days in Japan when the Distributors in Japan confirm the execution of the order.

10.	PLACE OF PAYMENT:	Marusan Securities Co., Ltd. 5-2, Nihonbashi 2-chome, Chuo-ku, Tokyo SMBC Friend Securities Co., Ltd. 7-12, Nihonbashi Kabutocho, Chuo-ku, Tokyo Mitsubishi UFJ Securities Co., Ltd 4-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo The total Issue Price will be transferred by the Distributors in Japan to the account of the Fund at State Street Bank and Trust Company, the custodian, within 3 Fund Business Days from (and including) the day on which the application becomes effective.

11.	MATTERS CONCERNING THE TRANSFER AGENT:

Not applicable.

12.	MISCELLANEOUS:

(A)	Deposit for subscription:

None.

(B)	Outline of Underwriting, etc.:

(a)	The Distributors in Japan will undertake to make a public offering of Shares in accordance with the respective agreements dated May 4, 1999 (as amended by the Amendment Agreement dated April 2, 2007 in case of Marusan and Mitsubishi UFJ and by the Amendment Agreement dated April 11, 2007 in case of SMBC Friend) with Loomis Sayles Distributors, L.P. (hereinafter referred to as the “Distributor”) in connection with the sale of the Shares in Japan.

(b)	During the public offering period, the Distributors in Japan will execute or forward the purchase orders of the Shares received directly or indirectly through other Sales Handling Companies (hereinafter, together with the Distributors in Japan, referred to as “Sales Handling Companies”) to the Fund.

(c)	The Fund has appointed Marusan as the Agent Company in Japan.

Note:	“The Agent Company” shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and other sales handling companies (the “Sales Handling Companies”) rendering such other services.

(C)	Method of Subscription:

Investors who subscribe to Shares shall enter into a Sales Handling Company agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and the investors shall submit to the Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.

(D)	Expenses summary:

The following tables describe the fees and expenses that investors may pay if investors buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from investors’ investment)

Class of Fund Shares	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class J	3.50%

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets, as a percentage of average daily net assets)

Fund	Management Fees (1)	Distribution (12b-1) fees (2)	Other Expenses (3)	Total Annual Fund Operating Expenses (4) ((1)+(2)+(3))	Less: Fee Reduction and/or Reimbursement* (5)	Net Expenses (6) ((4)-(5))
Loomis Sayles Investment Grade Fund Class J	0.40%	0.75%	0.13%	1.28%	0.00%	1.28%

*  Loomis Sayles has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses such as litigation and indemnification expenses, to 1.30% of the Fund’s average daily net assets for Class J shares. This undertaking is in effect through January 31, 2009, and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a Class by Class basis, expenses it has borne through the undertaking described above to the extent that the class’s expenses in later periods fall below the annual rate set forth in the undertaking. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expense were deferred.

EXAMPLE

This example, which is based upon the expenses shown in the “Total Annual Fund Operating Expenses” column, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	Investors invest $10,000 in the Fund for the time periods indicated;

•	Investors’ investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Although investors’ actual costs and returns may be higher or lower, based on these assumptions investors’ costs would be:

Fund	1 year	3 years	5 years	10 years
Loomis Sayles Investment Grade Bond Fund - Class J	$476	$742	$1,028	$1,841

(E)	Offerings other than in Japan:

In parallel with the Public Offering in Japan of the Fund’s Class J Shares, Class A Shares, Class C Shares and Class Y Shares will be offered in the United States of America.

PART II. INFORMATION CONCERNING FUNDS

I.	DESCRIPTION OF THE FUND

I.	NATURE OF THE FUND

(1)	Objective and Basic Nature of the Fund

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

The Fund is a series of Loomis Sayles Funds II (the “Trust”).

The Trust is registered with the United States Securities and Exchange Commission (“SEC”) as an open-ended management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) dated February 20, 1991 as amended and restated on July 21, 2005, as is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each series of the Trust except the Loomis Sayles International Bond Fund is diversified. The Trust currently has 13 series: Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Global Markets Fund.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of each series (each, a “fund”). Each share of each fund represents an equal proportionate interest in such fund with each other share of that fund and is entitled to a proportionate interest in the dividends and distributions from the fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust’s Board of Trustees may determine. When an investor invests in a fund, the investor acquires freely transferable shares of beneficial interest that entitle the investor to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share the investor owns at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of any fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the fund are entitled to share pro rata in the net assets attributable to that class of shares of the fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The assets received by the fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the fund. The underlying assets are segregated and are charged with the expenses with respect to that fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the fund, certain expenses may be legally chargeable against the assets of all funds.

The Declaration of Trust also permits the Trust’s Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J, Class A, Class C and Class Y Shares. The Trust’s Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each fund affected. Similarly, any class within a fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or any upon written notice to its shareholders.

(2)	Structure of the Fund

(A)	Structure of the Fund

(B)	Names of the Investment Management Company and the affiliated companies of Class J shares of the Fund, their roles in management of the Fund, and summary of agreements concluded between the Trust or the Fund and related companies are as follows:

Role in management of the Fund	Name	Outline of the Agreement
Investment Management Company	Loomis, Sayles & Company, L.P.	Under the Advisory Agreement (Note 1) dated October 30, 2000 (as amended) concluded with the Trust, it renders investment management services to the Fund and investment adviser’s services concerning the Fund’s assets

Administrative Services Agent	Natixis Asset Management Advisors, L.P.	The Administrative Services Agreement (Note 2) was originally entered between the Trust and Loomis, Sayles and Company, L.P. on May 8, 2000. Loomis, Sayles and Company, L.P. subsequently assigned the agreement to IXIS Management Services Company. (formerly CDC IXIS Management Services, Inc.) on July 1, 2003. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. became the administrative services agent pursuant to a new administrative services agreement with the Trust. IXIS Asset Management Advisors, L.P. changed its name to Natixis Asset Management Advisors, L.P. on August 1, 2007.

Custodian Shareholder Servicing, Transfer and Dividend Paying Agent	State Street Bank and Trust Company	Under the Custodian Contract (Note 3) dated September 1. 2005 (as amended) and the Transfer Agency and Service Agreement (Note 4) dated November 3, 1999, both concluded with the Trust, State Street Bank and Trust Company, which is located in Boston, Massachusetts, acts as Custodian and Shareholder Servicing, Transfer and Dividend Paying Servicing Agent of the Fund.

Agent Company	Marusan Securities Co., Ltd.	The Agent Company, a securities company in Japan acts as the agent company under the Agent Company Agreement (Note 5) concluded with the Trust on May 4, 1999.

(Note 1)	“Advisory Agreement” shall mean an agreement pursuant to which an Investment Management Company agrees to provide investment management services for the assets of the Fund.

(Note 2)	“Administrative Services Agreement” shall mean an agreement pursuant to which an Administrative Service Agent agrees to perform or arrange the various accounting, administrative, compliance and legal services.

(Note 3)	“Custodian Contract” shall mean that a Custodian agrees to provide services as Custodian for the assets of the Fund.

(Note 4)	“Transfer Agency and Service Agreement” shall mean an agreement pursuant to which a Shareholder Servicing, Transfer and Dividend Paying Agent agrees to provide such services as receiving purchase orders or redemption requests of shares, effecting transfer of shares and preparing/transmitting payments for dividends and distributions declared.

(Note 5)	“Agency Company Agreement” shall mean an agreement pursuant to which the Agent Company in Japan agrees to distribute the prospectuses regarding the shares of the Sub-Fund, publication of the net asset value per share and the distribution of the documents such as the financial statements and other documents to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’ Association

(C)	Outline of the Trust

(i)	Law of Place of Incorporation

The Trust is a Massachusetts business trust organized in Massachusetts, U.S.A. on February 20, 1991.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Trust is an open-end, diversified management company under the Investment Company Act of 1940.

(ii)	Purpose of the Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other businesses as the Trustees may from time to time determine pursuant to their authority under the Declaration of Trust.

(iii)	Amount of Capital Stock

Not applicable.

(iv)	History of the Trust

February 20, 1991:	Organization of the Trust as a Massachusetts business trust. Adoption of the Declaration of Trust.

(v)	Information Concerning Major Shareholders

Not applicable.

(D)	Outline of the Investment Management Company

(i)	Law of Place of Incorporation

Loomis Sayles is a limited partnership organized under the Law of the State of Delaware, U.S.A. in 1926 and it is one of the oldest investment management companies in the U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Unless an exemption is available, investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(ii)	Purpose of the Investment Management Company

Investment Management Company’s predominant business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

Investment Management Company is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P., herein referred to as “Natixis US”), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group.) Assets under management of the Investment Management Company are approximately U.S. $129.9 billion as of December 31, 2007. The Investment Management Company, whose strength is in management of bonds, especially industrial bonds, is characterized by its active management based on bond credit analysis as using the second oldest credit rating system after Moody’s Investors Service, Inc. in the U.S.A. The 14 principal subsidiary or affiliated asset management firms at Natixis US collectively hold approximately $285.3 billion in assets under management or administration as of December 31, 2007.

(iii)	Amount of Capital Stock

Not applicable. Provided, however, that the partner capital as of the end of January, 2008 was $116,158,366 (approximately ¥12.36 billion).

(iv)	History of the Investment Management Company

Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926.

In addition to selecting and reviewing the Fund’s investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trust’s board of trustees supervises Loomis Sayles’ conduct of the affairs of the Fund.

(v)	Information Concerning Major Shareholders

Not applicable.

2.	INVESTMENT POLICY

(1)	Investment Policy

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities (those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services, Inc. (“Fitch”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in lower-quality fixed-income securities (commonly known as “junk bonds”). The Fund may invest in fixed income securities of any maturity.

The Fund will not invest in equity securities of any kind or make any equity investment.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles’ expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other non-U.S. issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities (including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations) and other asset-backed securities, when-issued securities, Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in non-U.S. currency transactions, swap transactions, and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

Principal Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. Investors may lose money by investing in the Fund.

•	credit risk – the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

•	currency risk – the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates.

•	derivatives risk – the risk that the value of the Fund’s derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

•

interest rate risk – the risk that the value of the Fund’s investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.

•	liquidity risk – the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.

•	management risk – the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

•	market risk – the risk that the value of the Fund’s investments will fall as a result of movements in financial markets generally.

•

mortgage-related securities risk – the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase Securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

•

non-U.S. risk – the risk that the value of the Fund’s non-U.S. investments will fall as a result of non-U.S. political, social, or economic or currency changes or other issues relating to non-U.A. investing generally.

A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund’s adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

Fund Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compared to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Bar Chart

The bar chart below shows the Fund’s total returns for Class J shares for each of the last ten calendar years.* The chart does not reflect any sales charge that investors may be required to pay when investors buy or redeem the Fund’s shares. A sales charge will reduce investors’ return.

[Bar Chart is omitted in this translation]

The Fund’s returns will vary. For example, during the period shown in the bar chart, the Fund’s best quarterly return was up 9.04% (second quarter, 2003), and the Fund’s worst quarterly return was down 4.00% (second quarter 2004).

*	The returns shown for the period prior to inception of Class J shares (May 24, 1999) reflect the results of the Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class J shares.

Performance Table

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index of publicly traded bonds, including U.S. Government bonds, U.S. Treasury securities and corporate bonds. Investors may not invest directly in an index. The Fund’s total returns reflect expenses and maximum sales charge of the Fund’s Class J shares. Class J total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns for the period ended December 31, 2007 1)

	1 year	5 years	10 years
Loomis Sayles Investment Grade Bond Fund Class J
Return Before Taxes	5.24%	8.24%	7.20%
Return After Taxes on Distributions2)	3.50%	6.04%	4.84%
Return After Taxes on Distributions and Sales of Fund Shares2)	3.36%	5.84%	4.74%
Lehman U.S. Government/ Credit Index 3)	7.23%	4.44%	6.01%

1)

The returns shown for the period prior to inception of Class J shares (May 24, 1999) reflect the results of the Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class J shares.

2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401 (k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

3)	The returns of the index do not reflect a deduction for fees, expenses or taxes.

(2)	Investment Objectives

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Fund. The Fund’s principal strategies are detailed in its Prospectuses. The following describes some of the non-principal strategies the Fund may use, in addition to providing additional information about its principal strategies. The list of under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in this document or under applicable law, Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security. Investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) (“Natixis Advisors”) or its affiliates (“Central Funds”). The Central Funds currently include the Natixis Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”), except for Natixis Cash Management Trust-Money Market Series, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”) (formerly IXIS Asset Management US Group, L.P.), the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Gateway Trust. The advisers and sub-advisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC (“BlackRock”), Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

FIXED INCOME SECURITIES

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and non-U.S. governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Since interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value (“NAV”) of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

To be considered investment grade quality, at least one of the three major rating agencies (Moody’s Investors Services, Inc. (“Moody’s”), Standard Poor’s Ratings Group (“Standard & Poor’s”) and Fitch Investor Services, Inc. (“Fitch”) must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

A fixed income security will be considered a lower rated fixed income security (commonly referred to as a “junk bond”) if it is of below investment grade quality. Lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

Fixed income securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s (and comparable unrated securities) are of below “investment-grade” quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed income securities, including U.S. government and many foreign government securities. Lower quality fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower quality fixed income securities may be more dependent on Loomis Sayles’ own credit analysis than for a fund investing in higher-quality fixed income securities. The market for lower-quality fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see below. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Rural Housing Services or the Farmer’s Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risks - U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

ZERO COUPON SECURITIES

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986 (as amended, the “Code”), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Since the Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

STRIPPED SECURITIES

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff’s position. Stripped securities may be considered derivative securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

The Fund may purchase “when-issued” securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve the Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust’s Board of Trustees, that the particular issue is liquid.

NON-U.S. SECURITIES

The Fund may invest in foreign securities. In addition to the risks associated with investing in securities generally, investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although the Fund’s income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a non-U.S. corporate or government issuer than about a U.S. issuer, and non-U.S. corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against non-U.S. entities may be more difficult to obtain and enforce. With respect to certain non-U.S. countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund’s receipt of interest on non-U.S. government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development also known as (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investment in non-U.S. currencies, as described under “non-U.S. currency Transactions.”

NON-U.S. CURRENCY TRANSACTIONS

The Fund may engage in non-U.S. currency transactions. To protect against a change in the non-U.S. currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies, or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a non-U.S. currency on a spot (i.e. cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell non-U.S. currencies at a future date (“forward contracts”). The Fund will either designate on its records or place in a segregated account with its custodian cash or other liquid assets eligible for purchase by the Fund either “earmarked “ on the Fund’s records or in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in transactions and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions.

Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

SWAP TRANSACTIONS

The Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodial bank in an amount sufficient to cover its current obligations under swap agreements. Since swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations. To the extent that the Fund invests in swaps whose return corresponds to the performance of a Non-U.S. security or a Non-U.S. securities index, such swap transaction will involve risks similar to the risks of investing in Non-U.S. securities generally. See “Non-U.S. Securities” above. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked or equity-linked securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

SECURITIES LENDING

The Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this document. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

ILLIQUID SECURITIES

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

SHORT-TERM TRADING

The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may hold any portion of its assets in cash or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

Description of Board Ratings Assigned by Standard & Poor’s, Fitch Investor Services, Inc. and Moody’s Investors Service, Inc.:

STANDARD & POOR’S

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTOR SERVICES, INC.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well as relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;—the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or—the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

MOODY’S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are subject to substantial credit risk.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. These bonds are considered speculative and are subject to high credit risk.

Caa	Bonds which are rated Caa are of poor standing. Such issues are subject to very high credit risk.

Ca	Bonds which are rated Ca represent obligations which are highly speculative . Such issues are often in default with some prospect of recovery of principal and interest.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of recovery of principal and interest.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

(3)	Structure of Fund Management

(A)	Management of the Trust and the Fund

(i)	Board of Trustees.

The Fund is a series of Loomis Sayles Funds II (the “Trust”), which is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, USA. The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet at least quarterly to oversee the Fund’s activities, review contractual arrangements with companies that provided services to the Fund and review the Fund’s performance.

(ii)	Standing Committees.

The Board of Trustees has delegated authority to two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

The Contract Review and Governance Committee of the Trust consists solely of Trustees independent of Loomis Sayles and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between Loomis Sayles and the Trust, and governance matters relating to the Trust. The Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees.

The Audit Committee consists solely of Independent Trustees and considers matters relating to the scope of results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. The Committee also reviews and monitors compliance with stated investment objectives and policies, Securities and Exchange Commission and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

(iii)	Appointment of Investment Manager

The Fund has retained Loomis, Sayles & Company, L.P. to act as investment manager.

(B)	Investment Manager

(i)	Structure of Investment Manager

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), a limited partnership organized under the laws of the State of Delaware, U.S.A., acts as investment manager to the Fund. The Board of Directors of Loomis Sayles provides general oversight of all of its activities. A summary description of Loomis Sayles’ management and oversight committees, and their responsibilities, is as follows:

1.

The Audit Committee is chaired by the Executive Vice President, Risk Management of Natixis Global Asset Management, L.P. (Natixis), Loomis Sayles’ parent company. The other members of the committee are the Chief Executive Officer and the General Counsel of Loomis Sayles, and the Global Chief Financial Officer of Natixis. The Committee meets on a quarterly basis, and it is an integral part of the Natixis Enterprise Compliance Program. The Committee’s primary function is to ensure that the firm maintains a robust control infrastructure. More explicitly, the results of the various financial, legal/compliance and AIMR audits performed by contracted internal auditors/external auditors are reported to the Committee. The

Committee oversees insurance matters; reviews reports of trading errors and other losses; receives reports on topics of special interest, such as business continuity planning; and deals with any conflicts of interest involving members of Loomis Sayles’ senior management. The Committee also receives reports of any material developments from various oversight committees established by Loomis Sayles from time to time.

2.	The Management Committee is chaired by the Chief Executive Officer of Loomis Sayles, and consists of the heads of Loomis Sayles’ business units as well as the Chief Financial Officer and General Counsel. The Committee meets at least quarterly and is responsible for setting policy and strategy for the firm, and overseeing the activities of Loomis Sayles’ functional committees, including the Risk Management and Ethics Committees.

3.	The Risk Management Committee is chaired by the Chief Executive Officer of Loomis Sayles and includes the Chief Investment Officers for Fixed Income and Equity, the Chief Financial Officer, the General Counsel, the Chief Compliance Officer, the Head of Technology and Operations, the Head of Client Portfolio Managers – Fixed Income and the Director of Fixed Income Research.

The Committee meets at least quarterly and is responsible for assuring that Loomis Sayles is identifying, monitoring and managing the primary risks (investment, operation, and legal) inherent in Loomis Sayles’ business. The Chief Investment Officers for Fixed Income and Equity provide reports to the Committee on the investment risks in their areas, and through their participation, the Committee works with the Equity Peer Review Committee, Product and Asset Class Teams in fixed income and the investment professionals of Loomis Sayles to assure that Loomis Sayles is providing adequate oversight of investment risks.

The Committee also works with the Legal and Compliance Department to assure that Loomis Sayles is dealing adequately with any legal or compliance risks facing Loomis Sayles. Finally, the Committee works with Operations to assure that Loomis Sayles is dealing adequately with the operational risks inherent in its business. Where appropriate, the Committee sets policy for the firm and establishes accompanying procedures.

4.	The Pricing Committee is chaired by Loomis Sayles’ Chief Compliance Officer and is comprised of senior members of equity and fixed income portfolio management and trading, the Head of Operations, the Pricing Manager, and Pricing Specialist. The core members of the Committee meet on a monthly basis to review various pricing reports, and to discuss various issues and developments regarding Loomis Sayles’ pricing process.

The Committee mechanism assures that the front offices (i.e., investment management personnel) are not involved in the pricing of the securities held in Loomis Sayles’ clients’ accounts.

5.	The Trading Oversight Committee is chaired by Loomis Sayles’ Chief Compliance Officer and is comprised of senior members of equity and fixed income portfolio management and trading, as well as Finance, Operations, and Technology. The Committee meets on a quarterly basis, oversees Loomis Sayles’ trading activities relating to best execution, brokerage allocation and trade errors, and helps establish and monitor Loomis Sayles’ compliance with various policies and procedures relating to the trading of securities in Loomis Sayles’ clients’ accounts.

(ii)	Structure of Portfolio Management for the Fund.

A team of portfolio managers from the Loomis Sayles Fixed Income group manages the Fund’s portfolio. The portfolio managers are responsible for the day-to-day management of the Fund’s portfolio. Research analysts and traders support the portfolio managers.

(iii)	Decision-Making Process of Investment Manager

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (those rated BBB or higher by Standard & Poor’s Rating Group or Fitch Investor Services, Inc., Baa or higher by Moody’s Investors Service, Inc. or, if unrated, of comparable quality as determined by Loomis Sayles.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management refrains from market timing or interest rate forecasting. Instead, it uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

•	discounted share price compared to economic value

•	undervalued credit ratings with strong or improving credit profiles

•	yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

•

Loomis Sayles utilizes the skills of its in-house team of research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.

•

Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

•

Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, non-U.S. bonds and U.S. government securities.

•

The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

(iv)	Compliance and Controls

Primary oversight responsibility for compliance rests with the Chief Investment Officers for Fixed Income and Equity with supervisory oversight being exercised by the Chief Executive Officer. The General Counsel, Chief Compliance Officer and Chief Financial Officer have responsibility to help develop policies and procedures to assure effective legal and financial control over the firm. The Legal and Compliance Department implements the various compliance policies and procedures of the firm, and monitors the firm’s compliance therewith. Finally, the Board of Directors of the firm (or subcommittees of the Board or management committees to whom certain responsibilities are delegated) receives regular reports on issues with legal and compliance implications, and, in certain circumstances, exercises supervisory oversight of specific functions.

Loomis Sayles has a comprehensive compliance program. The firm has implemented written policies and procedures that cover all of the key areas of its operations, and the Compliance Department uses various systems and automated reports to monitor the firm’s compliance with many of the firm’s compliance requirements, such as client investment guideline and restrictions, Code of Ethics and employee trading compliance, and various internally created automated reports that are used to monitor trading activity.

Loomis Sayles believes that its compliance program is structured and operated so as to provide reasonable assurances that all necessary and appropriate regulatory and client requirements are being satisfied. Loomis Sayles is, however, committed to further improving its compliance program through the implementation of new and/or revised policies and procedures, training and technology as it identifies opportunities to do so. The firm is committed to providing the financial support and resources necessary to ensure that its Legal and Compliance Department has the tools it requires to support the legal and compliance needs of the firm.

The Legal and Compliance Department maintains relationships with a number of law firms from which it receives updates on regulatory developments and proposed rule changes. Its staff is also involved in a number of industry associations through which it receives industry best practices information.

Loomis Sayles is committed to providing its employees with the training necessary to assist them in understanding the regulatory requirements and firm policies and procedures that govern their activities. Loomis Sayles periodically conducts training for employees in areas such as the Code of Ethics and Fiduciary Duty, Insider Trading and Investment Guidelines and Restriction compliance policies and procedures. Appropriate employees will be trained on new and/ or material changes to existing compliance policies and procedures as necessary. In addition, Loomis Sayles compliance policies and procedures and any accompanying checklist and/or forms are posted on its intranet website for easy access and use by its employees.

(C)	Organizational Chart

(4)	Distribution Policy

It is the policy of the Fund to pay all of its shareholders, as dividends, substantially all of its net investment income and to distribute annually all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers. The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund declares and pays dividends monthly. The Fund expects to distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Investors may choose to:

* Reinvest all distributions in additional shares.

* Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House to a bank of investor’s choice.

If investors do not select an option when investors open investors’ account, all distributions will be reinvested.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

The Japanese investors shall receive applicable dividend monthly through the Distributors in Japan.

(5)	Restrictions of Investment

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust’s Board of Trustees. The percentage limitations set forth below apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

In addition to its investment objective and policies set forth in this document, the Fund may not:

1) Invest in companies for the purpose of exercising control or management.

2) * Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3) * Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments, or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

4) * Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

5) With respect to 75% of its assets, purchase any security (other than U.S. Government Securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction 9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

8) * Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

9) * Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions), or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

11) Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

13) Write or purchase puts, calls or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

14) * Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction 7) above; any borrowing permitted by restriction 9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

15) Invest, under normal circumstances, less than 80% of its assets in investment grade fixed income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

16) Invest in equity stocks or make any other equity investments.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction 12) above.

For the purpose of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund’s net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee’s name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in this document and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

3.	INVESTMENT RISKS

(1)	Risk Factors

This section provides more information on the principal risks that may affect the Fund’s portfolio. In seeking to achieve their investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this document.

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline.

Even funds that generally invest a significant portion of their assets in high-quality fixed-income securities are subject to interest rate risk. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities), interest-only securities, and fixed-income securities paying non-cash interest in the form of other fixed-income securities, because the prices of those types of securities tend to react more to changes in interest rates.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-quality fixed-income securities (commonly known as “junk bonds”) are subject to greater credit risk and market risk than funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default), which may be subject to greater credit risk.

Funds that may invest in non-U.S securities are subject to increased credit risk, for example, because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because a number of non-U.S. governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund’s investments will change as financial markets fluctuate and that prices overall may decline. The value of a company’s securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services. A security’s value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company’s securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company’s securities generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the securities will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company’s financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

NON-U.S. RISK

This is the risk associated with investments in issuers located or who do business in non-U.S. countries. The Fund’s investments in non-U.S. securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and a small number of securities. In addition, non-U.S. companies often are not subject to the same degree of regulation as U.S. companies.

Reporting, accounting, and auditing standards of non-U.S countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire non-U.S. investment.

Funds that invest in emerging markets may face greater non-U.S. risk since emerging market countries are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with non-U.S. securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in non-U.S. securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline. Funds that may invest in securities denominated in, or receive revenues in, non-U.S. currency are subject to currency risk.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The portfolio managers expect to use futures for the purpose of managing the duration of the Fund’s portfolio. The Fund may use derivatives as part of a strategy designed to reduce other risks (“hedging”). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as liquidity risk the credit risk related to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles’ investment techniques could fail to achieve the Fund’s objective and could cause an investor’s investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles’ decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues can also make it difficult to value a Fund’s investments, which also could have an effect on net asset value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities are subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

STRUCTURED NOTES

The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risks, such as market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

REPURCHASE AGREEMENTS

Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreement maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

The Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination on maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

(2)	Risk Control System

RISK

Loomis Sayles risk management process is an integral part of Loomis Sayles’ investment process, and covers several different areas of risk.

Loomis Sayles attempts to minimize credit risk with Loomis Sayles’ dedication to fundamental research. Loomis Sayles’ proprietary credit rating system is the one of the oldest in America. Loomis Sayles’ Fixed Income Research consists of 47 people, including 21 senior fixed income analysts with an average of 18 years investment experience. The group provides comprehensive market coverage by tracking 2,105 issues: 820 corporate bonds, 430 Government agency and mortgages, 460 municipal, and 395 private label mortgage-backed and asset-backed securities. Analysts look at the impact of all factors upon agency ratings, primarily S&P and Moody’s. In particular, the analyst anticipates credit rating changes for the purpose of avoiding future credit downgrades and participating in upgrades. Analysts produce unbiased credit analysis for use by Loomis Sayles’ fixed income portfolio managers and traders, and identify those credits in his or her sector that he or she believes have the best relative performance potential. Analysts discuss their credit and relative value opinions with portfolios in sector teams, as well as on a one-to-one basis. Loomis Sayles has an overall annual research budget of more than $48 million. In portfolios, Loomis Sayles attempts to impose quantitative limits for individual issues, individual issuers, and individual industries.

Loomis Sayles attempts to minimize sovereign risk through in depth fundamental analysis. Loomis Sayles’ country allocation is value based and researched thoroughly by Loomis Sayles’ experienced team of analysts. Loomis Sayles follows and rates 68 countries. Foreign credit (including corporates) must be analyzed, followed, and rated by one of Loomis Sayles’ analysts before it is used in a portfolio. The sovereign team travels extensively and participates in meetings with government officials in the countries that Loomis Sayles follows. For non-AAA sovereigns, Loomis Sayles applies quantitative limits on individual country exposures.

This is applied to the combined government and corporate exposure for each country. Limits are also applied for country pairs or groups that are perceived as highly correlated (e.g., Argentina and Brazil).

Interest rate risk is ever present. The Yield Curve Team of Loomis Sayles meets monthly to discuss the outlook for the Federal Reserve, the forecast for bond yields, and recommended duration strategy. The results of this meeting are disseminated electronically throughout Loomis Sayles. Boston portfolio managers meet daily to discuss strategy and market events. Loomis Sayles tries to partially mitigate Loomis Sayles’ portfolios from interest rate risk by carefully buying bonds whose price movements are not highly correlated with interest rate movements (for example, using energy bonds in a portfolio as a hedge against an environment of rising inflation and government interest rates).

In addition to the above, Loomis Sayles strives to minimize reinvestment risk in Loomis Sayles’ portfolios by placing a strong emphasis on call protection. Loomis Sayles accomplishes this by searching for bonds either selling at a deep discount, by which Loomis Sayles will experience a significant capital gain in the event that an issuer seeks to call in the bonds, and/or by selecting issues that contain inherent call protection features in their covenants.

PORTFOLIO MONITORING

Loomis Sayles takes its compliance responsibilities seriously and is committed to continually improving its compliance infrastructure: both its technology and its people. This area represents a major initiative for the firm. Consistent with its fiduciary duties, Loomis Sayles’ policy is to take the utmost care in making and implementing investment decisions for client accounts. Before initiating trading for a new account, portfolio managers and/or client service representatives work closely with the client to agree upon limitations and constraints that meet the client’s long-term goals and risk tolerances. Portfolio Managers and other members of the Investment Management Team, where applicable, are then primarily responsible for complying with their clients’ guidelines, and they use a variety of sources such as Bloomberg and internal accounting system reports to assist them with their compliance responsibilities.

To enhance client guideline compliance monitoring, Loomis Sayles has implemented an integrated and automated compliance management system called the Charles River Compliance Master System (“Compliance System”) across the firm’s institutional client accounts.

The Compliance System is linked to the firm’s Charles River Trading System as well as its accounting system. The Compliance System offers pre-trade, post trade, and batch compliance monitoring capabilities which will be used as appropriate for the type of restriction and account being tested. Where operational on a pre-trade basis, the Compliance System is designed to prevent a prohibited client transaction from being sent to the trading desk for execution. The batch compliance reports identify potential guideline issues caused by market movement or other non-volitional events.

The firm has also established a Client Guideline Compliance Team within the Legal and Compliance Department whose primary responsibility is to code client guidelines in the Compliance System, and to monitor the portfolio managers’ compliance with the client guidelines that have been coded in the system on a daily basis. (Note: Certain client guidelines may not be tested in the Compliance System either because they are not codeable, or because the security data necessary to test the guideline is unavailable or very difficult to obtain on a consistent and accurate basis. However, Loomis Sayles will continue to seek to capture as many of its clients’ guidelines in the Compliance System as possible and practicable under the circumstances).

PRICING

Loomis Sayles relies on approved pricing vendors such as Interactive Data Corporation and Bloomberg, and/or broker dealers to furnish prices for its fund portfolio securities. Loomis Sayles generally prices securities held in client portfolios using such vendor prices or broker quotations pursuant to a methodology set out in Loomis Sayles’ Pricing Policies and Procedures. In the absence of readily available market quotations or where the Pricing Manager considers such market quotations to be unreliable, the Pricing Manager will determine whether the securities should be “fair valued” in good faith based on criteria set out in the Pricing Policies and Procedures. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of he foreign market and before the Fund calculates its net asset value.

The Pricing Group is responsible for day-to-day pricing of securities and monitoring various pricing reports such as inter-day price variances, traded price versus last price, broker quoted securities and stale price securities. The Pricing Group is overseen by the Pricing Committee which is chaired by the Chief Compliance Officer and is composed of the Pricing Manager, Head of Operations, Director of Fixed Income Trading, Director of Equity Trading, and Senior Portfolio Managers in Fixed Income and Equity. The Pricing Committee is responsible for ensuring compliance with the Pricing Policies and Procedures. The Pricing Committee is overseen by and reports to the Loomis Sayles’ Board of Directors. Pricing reports are provided to the Loomis Sayles Fund’s Board of Trustees at quarterly meetings.

INFORMATION TECHNOLOGY – DISASTER RECOVERY

Loomis Sayles directly manages an ATM based wide area network provisioned by Worldcom to connect its various offices. This network is protected with a perimeter and bastion host based firewall topology, with active intrusion detection and virus control systems. Security logs are maintained and monitored on network devices, application, and database servers. A variety of identification, authentication, and access control mechanisms are employed depending on the sensitivity of related systems. All critical accounting, trading, and security data is replicated in real time to an active offsite storage system located at Loomis Sayles’ disaster recovery facility.

Loomis Sayles maintains a formal comprehensive continuity of business operations plan that is reviewed annually with Loomis Sayles’ Board of Directors. The plan is supported by a fully operational hot data center and work area recovery facility located in Westborough, MA. Loomis Sayles’ emergency planning involves two key areas of focus: life safety and the continuity of Loomis Sayles’ business operations.

Loomis Sayles’ first priority is life safety, where Loomis Sayles is providing emergency communications capabilities and procedures designed to insure the safety and well being of all employees. Emergency communications capabilities are established and information cards are distributed to all employees. In Boston, emergency procedures manuals are provided to all people across Loomis Sayles’ six floors. Annually, Loomis Sayles conduct a full test of its employee emergency notification procedures.

Loomis Sayles’ wide continuity of business operations task force meets regularly to enhance its ongoing employee communication and administrative capabilities, trading and operations readiness, and technology support for the continuity of business operations in the face of the full variety of potential building or regional disasters. This group maintains a comprehensive continuity of business operations plan that includes risk and business impact analysis, critical process identification, recovery strategy development, plan development, testing, and maintenance.

In addition, Loomis Sayles maintains an alternate data center and work area recovery site, outside of Boston, that is designed to accommodate all of the critical systems needs of the firm and the work area needs of up to seventy people, in the unlikely event of a prolonged business disruption in either Loomis Sayles’ Boston facility or Loomis Sayles’ wide area data network. As part of this ongoing program, the firm conducts tests of the various critical components of this site throughout the year and conducts comprehensive test of the continuity of business operations capabilities, including the use of the alternate data center and work area recovery site, twice per year.

This plan and site is designed to provide for same day recovery of critical business operations in the event of the loss, or loss of access to, any of Loomis Sayles’ facilities.

4.	SALES CHARGES, ETC. AND TAXES

(1)	Sales Charge

(a)	Sales charge in the United States

The price an investor pays will be the per share net asset value (“NAV”) next calculated after a proper investment order is received by the Fund’s transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.

Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested
3.50%	3.63%

(b)	Sales charge in Japan

3.00% of the Sales Price.

The Sales Price means the Issue Price divided by 0.995 (rounded to the third decimal place). The consumption tax will be added to the sales charge.

(2)	Redemption Charge

(a)	Redemption charge in Overseas

Redemption charge in overseas is nil.

(b)	Redemption charge in Japan

Redemption charge in Japan is nil.

(3)	Management Fee, etc.

(a)	Investment Advisory Fee

The Fund pays Loomis Sayles an investment advisory fee payable monthly, out of the Fund’s assets, at an annual rate of .40% of the Fund’s average daily net assets for these services. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund’s shares under federal and state securities laws, fees of the Fund’s custodian, transfer agent, independent auditors and legal counsel, expense of shareholders’ and trustees’ meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies (other than registered investment companies).

For the fiscal year ended on September 30, 2007, the Investment Advisory Fee and all the above-mentioned expenses not expressly assumed by Loomis Sayles were 4,482,250 and 7,297,228, respectively, before fee reduction and/or expense reimbursement of 830.

(b)	Custodian Fee and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent for Class J.

The Fund pays to State Street Bank and Trust Company, the Fund’s Custodian, an annual fee at the rate of 0.002% on total U.S. assets plus additional asset charges for foreign securities, trading charges, fund accounting fees and other additional expenses.

The Fund pays to State Street Bank and Trust Company, the Fund’s Transfer and Servicing Agent, an annual fee at the rate of 0.10% of Class J assets subject to certain maximum monthly charges.

For the fiscal year ended on September 30, 2007, the Custodian Fee was 114,767, and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent was $8,942 for Class J shares and $576,546for all other classes. Such fee and charges are included in all expenses not expressly assumed by Loomis Sayles mentioned above.

(c)	Administrative Fees

Prior to January 1, 2005, IXIS Asset Management Services Company (“IXIS Services”), a former affiliate of Loomis Sayles, that was dissolved in March 2007, performed certain accounting and administrative services for the Trust, pursuant to administrative services agreements (the “Administrative Services Agreements”) between IXIS Services and the Trust dated May 8, 2000. Prior to January 1, 2005, the Trust reimbursed IXIS Services for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services (vii) treasury tax services and other treasury services as may arise from time to time. Effective January 1, 2005, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), replaced IXIS Services as administrator of the Fund. Natixis Advisors now performs all of the above-mentioned services pursuant to an Administrative Services Agreement with the Trust, on behalf of the Fund.

For the fiscal year period October 1, 2004 through December 31, 2004 pursuant to the Administrative Services Agreements between IXIS Services and the Trust, IXIS Services was reimbursed or was paid by the Trust, on behalf of the Fund, the following amount:.

Fund	October 1, 2004 through December 31, 2004
Loomis Sayles Investment Grade Bond Fund	$60,848

For the period January 1, 2005 through September 30, 2005, and the fiscal years ended September 30, 2006 and September 2007, pursuant to the Administrative Services Agreement between Natixis Advisors and the Trust, Natixis Advisors was reimbursed or was paid by the Trust, on behalf of the Fund, the following amounts:

Fund	January 1, 2005 through September 30, 2005	Fiscal year ended September 30, 2006	Fiscal year ended September 30, 2007
Loomis Sayles Investment Grade Bond Fund	$191,786	$218,559	$617,404

(d)	Fee on Distribution Plan

The Fund has adopted a service and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund’s average net assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J Shares and/or maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the Fund and may retains all or any portion of the distribution fee as compensation for the Distributor’s services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the

Distribution Agreement) was approved by the Board of Trustees, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement, as well as by Class J shareholders of the Fund.

For the fiscal year ended on September 30, 2007, the Fees paid pursuant to the Distribution Plan of Class J shares was $1,436,011. Such fee is included in all expenses not expressly assumed by Loomis Sayles mentioned above.

The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Class J shares of the Fund during the past three fiscal years.

Underwriting Commissions Received and Retained by the Distributor	Fiscal Year ended September 30, 2005	Fiscal Year ended September 30, 2006	Fiscal Year ended September 30, 2007
Loomis Sayles Investment Grade Bond Fund (Class J)	$554,102	$64,981	$31,502

(4)	Other Fees and Charges

In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund’s shares under federal and state securities laws, fees of the Fund’s custodian, transfer agent, independent registered public accounting firm and legal counsel, expenses of shareholders’ and trustees’ meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

The Trust pays no compensation to its officers or to its Trustees who are Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Effective January 1, 2008, each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee

member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds trusts, Loomis Sayles Funds trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2007, the trustees of the Trust received the amounts set forth in the following table for serving as trustee of the Trust and for also serving as trustees of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Gateway Trust, Hansberger International Services and AEW Real Estate Income Fund (a closed-end investment company that has since liquidated). The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits:

	Aggregate Compensation From Trust *	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex **
Independent Trustees
Graham T. Allison, Jr.	$34,081	$0	$0	$102,125
Charles D. Baker	$31,443	$0	$0	$94,075
Edward A. Benjamin	$37,531	$0	$0	$112,625
Daniel M. Cain	$37,614	$0	$0	$112,825
Paul G. Chenault***	$7,897	$0	$0	$25,125
Kenneth J. Cowan***	$7,897	$0	$0	$25,125
Richard Darman*****	$33,432	$0	$0	$100,125
Jonathan P. Mason****	$15,152	$0	$0	$43,500
Sandra O. Moose	$71,991	$0	$0	$200,000
John A. Shane***	$8,230	$0	$0	$26,125
Cynthia L. Walker	$34,164	$0	$0	$102,325
Interested Trustees
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2007, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2007 for the Trustees is as follows: Allison ($558,297), Baker ($17,580), Benjamin: ($119,931), Cain: ($210,581), Chenault ($46,660), Cowan ($100,695), Darman ($243,741), Mason ($5,082) and Walker ($42,638).

**	Total Compensation represents amounts paid during 2007 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-three (43) funds as of September 30, 2007. The number of trusts and funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, and the IXIS Equity Diversified Portfolio, which was liquidated on August 3, 2007.

***	Kenneth J. Cowan, Paul G. Chenault and John A. Shane retired from the Natixis and Loomis Sayles Funds Trusts Board of Trustees effective December 31, 2006.

****	Mr. Mason was appointed trustee effective April 1, 2007.

*****	Mr. Darman served as a Trustee until his death on January 25, 2008.

The Natixis Funds trusts and Loomis Sayles Funds trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds elected by the Trustee on the normal payment date for such fees.

As of January 4, 2008, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund and the Trust.

Code of Ethics.

The Trust, Loomis Sayles and Loomis Sayles Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Portfolio Transactions and Brokerage

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Brokers or Dealers Selection

Loomis Sayles uses it best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/ or dealer.

“Soft Dollars”

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for which Loomis Sayles’ own assets or may, in connection with transactions effected for client account for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e. “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) is a service that is required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determined in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the account including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollar also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Loomis Sayles has entered into client commission arrangements (“CCA”s, also know as “commission sharing arrangements”) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker dealers who have agreed to unbundled their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCA agreements Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker dealers with who it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components enables Loomis Sayles to manage commissions more efficiently, and to provide greater transparency to its clients in their commission reports.

The CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

Brokerage Commissions

The Fund paid $0 in brokerage commissions during the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Fund’s regular broker-dealers* (or the parent of the regular broker-dealers) held by the Fund, as of the fiscal year ended September 30, 2007:

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
Loomis Sayles Investment Grade Bond Fund	JP Morgan Securities, Inc.	$23,189,110
	Barclays Bank	$10,808,175
	Citibank, N.A.	$6,126,277
	Merrill Lynch	$5,599,018
	Bank of America Securites	$3,038,416

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(5)	Tax Treatment of Shareholders in Japan

This Fund will be treated as a publicly offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described below may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

The tax treatment of unitholders in Japan of funds shall be as follows.

If a fund is classified under the Japanese tax law as a publicly offered, foreign public and corporate bond fund:

(1)	Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2)	Distributions (including differences (in terms of the fund’s currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3)	Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4)	Distributions of net investment returns such as dividends, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.

(5)	The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6)	The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7)	Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

5.	STATUS OF INVESTMENT FUND

Pls. see the separate excel sheets the following performance information.

(1)	Diversification of Portfolio

		(As at the end of January 2008)
Type of Assets	Name of Country	Market Value Total (USD)	Investment Ratio (%)
Corporate Bond	United States	1,457,392,744	41.47%
	United Kingdom	43,050,174	1.22%
	Canada	35,099,219	1.00%
	Netherlands	17,586,814	0.50%
	Spain	11,620,676	0.33%
	Australia	8,558,680	0.24%
	Chile	7,103,494	0.20%
	Brazil	6,988,919	0.20%
	Luxembourg	5,508,429	0.16%
	Germany	4,994,707	0.14%
	Mexico	2,994,225	0.09%
	Philippines	1,580,000	0.04%
	France	1,363,135	0.04%
	Malaysia	1,179,420	0.03%
	India	590,686	0.02%
	Singapore	367,032	0.01%
Convertible Bonds	United States	26,710,456	0.76%
Government/Agencies	United States	514,846,862	14.65%
Foreign Gov’t Bonds	Canada	197,855,290	5.63%
	Australia	67,710,628	1.93%
	Supranational	51,828,460	1.47%
	Mexico	47,278,900	1.35%
	Brazil	16,494,727	0.47%
	Peru	227,700	0.01%
Short Term Investments	United States	1,312,700,282	37.35%

Sub-total		3,841,631,659	109.31%

Cash, Deposit and other assets (after deduction of liabliities)		(327,220,114)	-9.31%
Total (Net Asset Value)		3,514,411,545	100.00%

		\373,933 million

(Note) Investment Ratio is calculated by dividing the types of asset at their market value by the total net asset value. The same applies hereinafter.

(2)	Investment Assets

Name of Major Portfolio (Top 30)

Maturity	Par Value (Local Currency)			(As of the end of January 2008)
				Acquisition Cost (U.S.$)	Market Value (U.S.$)	Investment Ratio (%)
2/1/2008	US$	882,939,000		882,939,000	882,939,000	25.12%
	US$	429,761,282	(b)	429,761,282	429,761,282	12.23%
11/15/2017	US$	329,500,000		333,056,188	346,026,402	9.85%
11/30/2012	US$	87,745,000		86,878,295	86,521,308	2.46%
9/1/2008	Canadian$	83,940,000		75,359,040	84,017,749	2.39%
12/15/2017	US$	81,395,000		80,822,236	83,337,492	2.37%
2/15/2036	US$	69,800,000		65,207,757	71,354,167	2.03%
2/15/2031	US$	46,165,000		49,071,966	52,905,828	1.51%
12/15/2008	Canadian$	45,000,000		40,359,610	45,061,401	1.28%
1/15/2038	US$	39,950,000		39,677,654	41,754,342	1.19%
12/7/2023	Mexican Peso	4,200,900	(c)	37,866,034	39,744,157	1.13%
9/1/2009	Canadian$	38,265,000		36,264,275	38,692,983	1.10%
8/15/2037	US$	34,000,000		33,928,922	34,944,112	0.99%
12/15/2017	US$	31,430,000		31,430,000	32,443,429	0.92%
2/1/2018	US$	31,890,000		31,601,731	31,563,893	0.90%
8/15/2037	US$	28,670,000		28,524,039	31,073,492	0.88%
3/15/2018	US$	27,500,000		27,474,626	28,090,755	0.80%
6/15/2037	US$	27,070,000		26,952,047	26,452,994	0.75%
12/1/2010	Australian$	29,165,000		25,561,650	26,079,211	0.74%
9/15/2037	US$	20,830,000		20,742,482	22,540,143	0.64%
9/15/2017	US$	20,000,000		19,921,942	20,647,400	0.59%
2/15/2037	US$	18,720,000		18,259,984	19,942,641	0.57%
1/15/2018	US$	20,000,000		19,929,942	19,326,380	0.55%
3/15/2018	US$	18,555,000		18,487,343	18,844,996	0.54%
8/10/2022	US$	19,425,000		19,425,000	18,162,375	0.52%
7/2/2022	US$	18,128,430		18,115,305	17,131,366	0.49%
6/14/2011	Australian$	19,325,000		16,393,933	16,846,087	0.48%
9/12/2008	Iceland Krona	1,023,800,000		15,445,464	15,779,076	0.45%
1/28/2009	Iceland Krona	1,000,000,000		16,064,395	15,647,513	0.45%
6/15/2037	US$	15,875,000		15,661,731	15,518,813	0.44%

(3)	Result of Past Operation

(A) Record of changes in Net Asset

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 2007 is as follows:.

		Total Net Asset Value		Net Asset Value per Share
106.4		USD (thousand)	JPY (million)	USD	JPY
End of 1st FY	Class I	2,445	260	10.59	1,127
(December 31, 1997)	Class R	862	92	10.59	1,127
End of 2nd FY	Class I	2,778	296	10.28	1,094
(September 30, 1998)	Class R	1,743	185	10.27	1,093
End of 3rd FY	Class I	2,427	258	9.96	1,060
(September 30, 1999)	Class R	2,561	272	9.95	1,059
	Class J	16,307	1,735	9.95	1,059
End of 4th FY	Class I	2,905	309	9.92	1,055
(September 30, 2000)	Class R	2,250	239	9.91	1,054
	Class J	30,264	3,220	9.91	1,054
End of 5th FY	Class I	8,549	910	10.09	1,074
(September 30, 2001)	Class J	91,569	9,743	10.09	1,074
End of 6th FY	Class I	7,875	838	10.23	1,088
(September 30, 2002)	Class J	211,105	22,462	10.22	1,087
	Admin Class	11	1	10.23	1,088
	Class R	11	1	10.23	1,088
End of 7th FY	Class Y	10,230	1,088	11.54	1,228
(September 30, 2003)	Class J	335,666	35,715	11.53	1,227
	Class B	160	17	11.53	1,227
	Class C	3	0.32	11.53	1,227
	Class A	1,128	120	11.54	1,228
End of 8th FY	Class Y	12,543	1,335	11.85	1,261
(September 30, 2004)	Class J	342,871	36,481	11.83	1,259
	Class B	1,797	191	11.82	1,258
	Class C	9,191	978	11.81	1,257
	Class A	9,506	1,011	11.84	1,260

End of 9th FY	Class Y	26,012	2,768	11.71	1,246
(September 30, 2005)	Class J	314,418	33,454	11.69	1,244
	Class B	3,443	366	11.67	1,242
	Class C	27,992	2,978	11.66	1,241
	Class A	39,168	4,167	11.71	1,246
End of 10th FY	Class Y	76,548	8,145	11.36	1,209
(September 30, 2006)	Class J	214,894	22,865	11.34	1,207
	Class B	5,525	588	11.31	1,203
	Class C	82,863	8,817	11.30	1,202
	Class A	152,054	16,179	11.35	1,208
End of 11th FY	Class Y	448,873	47,760	11.73	1,248
(September 30, 2007)	Class J	180,453	19,200	11.71	1,246
	Class B	17,082	1,818	11.68	1,243
	Class C	605,934	64,471	11.66	1,241
	Class A	834,736	88,816	11.73	1,248
2007 end of March	Class Y	193,492	20,588	11.43	1,216
	Class J	188,810	20,089	11.41	1,214
	Class B	10,956	1,166	11.38	1,211
	Class C	274,894	29,249	11.36	1,209
	Class A	387,607	41,241	11.42	1,215
April	Class Y	223,445	23,775	11.57	1,231
	Class J	188,847	20,093	11.55	1,229
	Class B	12,262	1,305	11.52	1,226
	Class C	326,309	34,719	11.51	1,225
	Class A	434,925	46,276	11.57	1,231
May	Class Y	274,395	29,196	11.55	1,229
	Class J	186,117	19,803	11.53	1,227
	Class B	14,119	1,502	11.50	1,224
	Class C	385,648	41,033	11.49	1,223
	Class A	506,608	53,903	11.55	1,229
June	Class Y	314,077	33,418	11.44	1,217
	Class J	182,006	19,365	11.43	1,216
	Class B	15,215	1,619	11.39	1,212
	Class C	429,030	45,649	11.38	1,211
	Class A	563,655	59,973	11.44	1,217
July	Class Y	349,815	37,220	11.45	1,218
	Class J	179,136	19,060	11.43	1,216
	Class B	16,548	1,761	11.40	1,213
	Class C	469,550	49,960	11.39	1,212
	Class A	631,142	67,154	11.45	1,218

August	Class Y	387,023	41,179	11.53	1,227
	Class J	178,453	18,987	11.51	1,225
	Class B	16,721	1,779	11.48	1,221
	Class C	532,948	56,706	11.46	1,219
	Class A	714,660	76,040	11.53	1,227
September	Class Y	448,873	47,760	11.73	1,248
	Class J	180,453	19,200	11.71	1,246
	Class B	17,082	1,818	11.68	1,243
	Class C	605,934	64,471	11.66	1,241
	Class A	834,736	88,816	11.73	1,248
October	Class Y	518,028	55,118	11.94	1,270
	Class J	182,145	19,380	11.92	1,268
	Class B	17,472	1,859	11.88	1,264
	Class C	704,692	74,979	11.86	1,262
	Class A	995,817	105,955	11.93	1,269
November	Class Y	601,685	64,019	11.95	1,271
	Class J	180,663	19,223	11.93	1,269
	Class B	17,361	1,847	11.89	1,265
	Class C	803,165	85,457	11.88	1,264
	Class A	1,145,777	121,911	11.94	1,270
December	Class Y	668,749	71,155	11.79	1,254
	Class J	177,812	18,919	11.78	1,253
	Class B	17,652	1,878	11.75	1,250
	Class C	882,773	93,927	11.72	1,247
	Class A	1,261,257	134,198	11.79	1,254
2008 end of January	Class Y	805,095	85,662	11.91	1,267
	Class J	176,776	18,809	11.89	1,265
	Class B	18,159	1,932	11.86	1,262
	Class C	1,025,561	109,120	11.84	1,260
	Class A	1,488,821	158,411	11.91	1,267
February	Class Y	869,809	92,548	11.87	1,263
	Class J	174,166	18,531	11.85	1,261
	Class B	17,990	1,914	11.81	1,257
	Class C	1,125,426	119,745	11.79	1,254
	Class A	1,611,572	171,471	11.86	1,262

(Note 1) Admin Class of shares was converted to Retail Class Shares on May 21, 2003.

(Note 2) Effective September 12, 2003, Retail class shares (“Class R”) of the Fund converted to Class A shares and Institutional Class shares (“Class I”) were converted to Class Y shares. Class B and C shares commenced operations on September 12, 2003.

(B) Record of distributions paid

106.4	Distribution Date	Ex-dividend Date		Distribution per Share
				USD	JPY
1st FY	April 11, 1997	April 7, 1997	Class I	0.130	13.83
			Class R	0.128	13.62
	July 11, 1997	July 7, 1997	Class I	0.177	18.83
			Class R	0.171	18.19
	October 10, 1997	October 7, 1997	Class I	0.149	15.85
			Class R	0.142	15.11
	December 31, 1997	December 29, 1997	Class I	0.377	40.11
			Class R	0.371	39.47
2nd FY	April 13, 1998	April 7, 1998	Class I	0.161	17.13
			Class R	0.154	16.39
	July 10, 1998	July 7, 1998	Class I	0.166	17.66
			Class R	0.159	16.92
3rd FY	October 9, 1998	October 6, 1998	Class I	0.216	22.98
			Class R	0.210	22.34
	December 11, 1998	December 8, 1998	Class I	0.384	40.86
			Class R	0.378	40.22
	April 9, 1999	April 6, 1999	Class I	0.158	16.81
			Class R	0.150	15.96
	July 7, 1999	July 1, 1999	Class I	0.096	10.21
			Class R	0.090	9.58
			Class J	0.090	9.58
	August 5, 1999	August 2, 1999	Class I	0.056	5.96
			Class R	0.054	5.75
			Class J	0.050	5.32
	September 7, 1999	September 1, 1999	Class I	0.056	5.96
			Class R	0.054	5.75
			Class J	0.050	5.32
4th FY	October 6, 1999	October 1, 1999	Class I	0.059	6.28
			Class R	0.057	6.06
			Class J	0.053	5.64
	Novemer 4, 1999	November 1, 1999	Class I	0.060	6.38
			Class R	0.057	6.06
			Class J	0.053	5.64
	December 6, 1999	December 1, 1999	Class I	0.061	6.49
			Class R	0.059	6.28
			Class J	0.055	5.85

	January 5, 2000	December 31, 1999	Class I	0.062	6.60
			Class R	0.060	6.38
			Class J	0.056	5.96
	February 4, 2000	February 1, 2000	Class I	0.061	6.49
			Class R	0.059	6.28
			Class J	0.054	5.75
	March 6, 2000	March 1, 2000	Class I	0.060	6.38
			Class R	0.058	6.17
			Class J	0.054	5.75
	April 6, 2000	April 3, 2000	Class I	0.063	6.70
			Class R	0.060	6.38
			Class J	0.056	5.96
	May 4, 2000	May 1, 2000	Class I	0.069	7.34
			Class R	0.067	7.13
			Class J	0.063	6.70
	June 6, 2000	June 1, 2000	Class I	0.061	6.49
			Class R	0.059	6.28
			Class J	0.055	5.85
	July 7, 2000	July 3, 2000	Class I	0.059	6.28
			Class R	0.057	6.06
			Class J	0.053	5.64
	August 4, 2000	August 1, 2000	Class I	0.058	6.17
			Class R	0.056	5.96
			Class J	0.052	5.53
	September 7, 2000	September 1, 2000	Class I	0.050	5.32
			Class R	0.048	5.11
			Class J	0.044	4.68
5th FY	October 5, 2000	October 2, 2000	Class I	0.052	5.53
			Class R	0.050	5.32
			Class J	0.046	4.89
	November 6, 2000	November 1, 2000	Class I	0.048	5.11
			Class R	0.046	4.89
			Class J	0.042	4.47
	December 6, 2000	December 1, 2000	Class I	0.044	4.68
			Class R	0.042	4.47
			Class J	0.038	4.04
	January 4, 2001	December 29, 2000	Class I	0.052	5.53
			Class J	0.047	5.00
	February 6, 2001	February 1, 2001	Class I	0.052	5.53
			Class J	0.048	5.11

	March 6, 2001	March 1, 2001	Class I	0.049	5.21
			Class J	0.045	4.79
	April 5, 2001	April 2, 2001	Class I	0.057	6.06
			Class J	0.053	5.64
	May 4, 2001	May 1, 2001	Class I	0.052	5.53
			Class J	0.049	5.21
	June 6, 2001	June 1, 2001	Class I	0.052	5.53
			Class J	0.048	5.11
	July 6, 2001	July 2, 2001	Class I	0.045	4.79
			Class J	0.041	4.36
	August 6, 2001	August 1, 2001	Class I	0.043	4.58
			Class J	0.039	4.15
	September 7, 2001	September 4, 2001	Class I	0.046	4.89
			Class J	0.039	4.15
6th FY	October 4, 2001	September 28, 2001	Class I	0.066	7.02
			Class J	0.048	5.11
	November 6, 2001	November 1, 2001	Class I	0.053	5.64
			Class J	0.046	4.89
	November 23, 2001	November 20, 2001	Class I	0.021	2.23
			Class J	0.021	2.23
	December 6, 2001	December 3, 2001	Class I	0.047	5.00
			Class J	0.041	4.36
	January 4, 2002	December 31, 2001	Class I	0.054	5.75
			Class J	0.048	5.11
	February 6, 2002	February 1, 2002	Class I	0.052	5.53
			Admin	0.048	5.11
			Class R	0.050	5.32
			Class J	0.045	4.79
	March 6, 2002	March 1, 2002	Class I	0.047	5.00
			Admin	0.048	5.11
			Class R	0.048	5.11
			Class J	0.042	4.47
	April 4, 2002	April 1, 2002	Class I	0.047	5.00
			Admin	0.043	4.58
			Class R	0.045	4.79
			Class J	0.041	4.36
	May 6, 2002	May 1, 2002	Class I	0.051	5.43
			Admin	0.047	5.00
			Class R	0.049	5.21
			Class J	0.045	4.79

	June 6, 2002	June 3, 2002	Class I	0.050	5.32
			Admin	0.046	4.89
			Class R	0.048	5.11
			Class J	0.043	4.58
	July 5, 2002	July 1, 2002	Class I	0.048	5.11
			Admin	0.044	4.68
			Class R	0.046	4.89
			Class J	0.041	4.36
	August 6, 2002	August 1,2002	Class I	0.049	5.21
			Admin	0.044	4.68
			Class R	0.046	4.89
			Class J	0.042	4.47
	September 6, 2002	September 3, 2002	Class I	0.051	5.43
			Admin	0.047	5.00
			Class R	0.049	5.21
			Class J	0.045	4.79
7th FY	October 4, 2002	October 1, 2002	Class I	0.051	5.43
			Admin	0.047	5.00
			Class R	0.049	5.21
			Class J	0.044	4.68
	November 6, 2002	November 1, 2002	Class I	0.054	5.75
			Admin	0.050	5.32
			Class R	0.052	5.53
			Class J	0.048	5.11
	December 5, 2002	December 2, 2002	Class I	0.051	5.43
			Admin	0.047	5.00
			Class R	0.049	5.21
			Class J	0.045	4.79
	January 6, 2003	December 31, 2002	Class I	0.05399	5.74
			Admin	0.04956	5.27
			Class R	0.05178	5.51
			Class J	0.04736	5.04
	February 6, 2003	February 3, 2003	Class I	0.055	5.85
			Admin	0.050	5.32
			Class R	0.052	5.53
			Class J	0.048	5.11
	March 6, 2003	March 3, 2003	Class I	0.056	5.96
			Admin	0.051	5.43
			Class R	0.053	5.64
			Class J	0.049	5.21
	April 4, 2003	April 1, 2003	Class I	0.054	5.75
			Admin	0.050	5.32

			Class R	0.052	5.53
			Class J	0.047	5.00
	May 6, 2003	May 1, 2003	Class I	0.048	5.11
			Admin	0.043	4.58
			Class R	0.046	4.89
			Class J	0.041	4.36
	June 5, 2003	June 2, 2003	Class I	0.048	5.11
			Class R	0.046	4.89
			Class J	0.041	4.36
	July 7, 2003	July 1, 2003	Class I	0.053	5.64
			Class R	0.052	5.53
			Class J	0.046	4.89
	July 7, 2003	July 1, 2003	Class I	0.1356	14.43
			Class R	0.1356	14.43
			Class J	0.1356	14.43
	August 6, 2003	August 1, 2003	Class I	0.0454	4.83
			Class R	0.0431	4.59
			Class J	0.0382	4.06
	September 5, 2003	September 2, 2003	Class I	0.0558	5.94
			Class R	0.0535	5.69
			Class J	0.0488	5.19
8th FY	October 6, 2003	October 1, 2003	Class Y	0.0531	5.65
			Class J	0.0461	4.91
			Class B	0.0477	5.08
			Class C	0.0477	5.08
			Class A	0.0510	5.43
	November 6, 2003	November 3, 2003	Class Y	0.0542	5.77
			Class J	0.0469	4.99
			Class B	0.0470	5.00
			Class C	0.0470	5.00
			Class A	0.0526	5.60
	November 28, 2003	November 24, 2003	Class Y	0.0703	7.48
			Class J	0.0703	7.48
			Class B	0.0703	7.48
			Class C	0.0703	7.48
			Class A	0.0703	7.48
	December 4, 2003	December 12, 2003	Class Y	0.0790	8.41
			Class J	0.0720	7.66
			Class B	0.0682	7.26
			Class C	0.0682	7.26
			Class A	0.0769	8.18

January 6, 2004	December 31, 2003	Class Y	0.0516	5.49
		Class J	0.0443	4.71
		Class B	0.0414	4.40
		Class C	0.0429	4.56
		Class A	0.0493	5.25
February 2, 2004	February 2, 2004	Class Y	0.0516	5.49
		Class J	0.0456	4.85
		Class B	0.0437	4.65
		Class C	0.0443	4.71
		Class A	0.0509	5.42
March 4, 2004	March 1, 2004	Class Y	0.0486	5.17
		Class J	0.0417	4.44
		Class B	0.0388	4.13
		Class C	0.0411	4.37
		Class A	0.0451	4.80
April 6, 2004	April 1, 2004	Class Y	0.0487	5.18
		Class J	0.0413	4.39
		Class B	0.0376	4.00
		Class C	0.0392	4.17
		Class A	0.0454	4.83
May 6, 2004	May 3, 2004	Class Y	0.0488	5.19
		Class J	0.0416	4.43
		Class B	0.0380	4.04
		Class C	0.0390	4.15
		Class A	0.0450	4.79
June 4, 2004	June 1, 2004	Class Y	0.0497	5.29
		Class J	0.0426	4.53
		Class B	0.0407	4.33
		Class C	0.0395	4.20
		Class A	0.0461	4.91
July 7, 2004	July 1, 2004	Class Y	0.0484	5.15
		Class J	0.0419	4.46
		Class B	0.0384	4.09
		Class C	0.0387	4.12
		Class A	0.0451	4.80
August 5, 2004	August 2, 2004	Class Y	0.0497	5.29
		Class J	0.0427	4.54
		Class B	0.0392	4.17
		Class C	0.0393	4.18
		Class A	0.0461	4.91

	September 7, 2004	September 1, 2004	Class Y	0.0516	5.49
			Class J	0.0448	4.77
			Class B	0.0409	4.35
			Class C	0.0411	4.37
			Class A	0.0482	5.13
9th FY	October 6, 2004	October 1, 2004	Class Y	0.0520	5.53
			Class J	0.0469	4.99
			Class B	0.0422	4.49
			Class C	0.0419	4.46
			Class A	0.0488	5.19
	November 4, 2004	November 1, 2004	Class Y	0.0535	5.69
			Class J	0.0458	4.87
			Class B	0.0428	4.55
			Class C	0.0423	4.50
			Class A	0.0496	5.28
	December 6, 2004	December 1, 2004	Class Y	0.0471	5.01
			Class J	0.0397	4.22
			Class B	0.0364	3.87
			Class C	0.0361	3.84
			Class A	0.0434	4.62
	January 4, 2005	December 30, 2004	Class Y	0.4372	46.52
			Class J	0.4292	45.67
			Class B	0.4260	45.33
			Class C	0.4258	45.31
			Class A	0.4337	46.15
	February 4, 2005	February 1, 2005	Class Y	0.0496	5.28
			Class J	0.0422	4.49
			Class B	0.0384	4.09
			Class C	0.0390	4.15
			Class A	0.0457	4.86
	March 4, 2005	March 1, 2005	Class Y	0.0463	4.93
			Class J	0.0397	4.22
			Class B	0.0361	3.84
			Class C	0.0366	3.89
			Class A	0.0428	4.55
	April 6 , 2005	April 1, 2005	Class Y	0.0477	5.08
			Class J	0.0404	4.30
			Class B	0.0368	3.92
			Class C	0.0370	3.94
			Class A	0.0438	4.66

	May 5, 2005	May 2, 2005	Class Y	0.0471	5.01
			Class J	0.0400	4.26
			Class B	0.0365	3.88
			Class C	0.0365	3.88
			Class A	0.0430	4.58
	June 6, 2005	June 1, 2005	Class Y	0.0398	4.23
			Class J	0.0325	3.46
			Class B	0.0288	3.06
			Class C	0.0294	3.13
			Class A	0.0359	3.82
	July 7, 2005	July 1, 2005	Class Y	0.0458	4.87
			Class J	0.0382	4.06
			Class B	0.0352	3.75
			Class C	0.0355	3.78
			Class A	0.0424	4.51
	August 4, 2005	August 1, 2005	Class Y	0.0469	4.99
			Class J	0.0392	4.17
			Class B	0.0357	3.80
			Class C	0.0360	3.83
			Class A	0.0435	4.63
	September 7, 2005	September 1, 2005	Class Y	0.0469	4.99
			Class J	0.0393	4.18
			Class B	0.0358	3.81
			Class C	0.0365	3.88
			Class A	0.0434	4.62
10th FY	October 6, 2005	October 3, 2005	Class Y	0.0467	4.97
			Class J	0.0390	4.15
			Class B	0.0355	3.78
			Class C	0.0359	3.82
			Class A	0.0430	4.58
	November 4, 2005	November 1, 2005	Class Y	0.0435	4.63
			Class J	0.0361	3.84
			Class B	0.0331	3.52
			Class C	0.0329	3.50
			Class A	0.0418	4.45
	December 6, 2005	December 1, 2005	Class Y	0.0485	5.16
			Class J	0.0410	4.36
			Class B	0.0381	4.05
			Class C	0.0383	4.08
			Class A	0.0449	4.78
	January 4, 2006	December 29, 2005	Class Y	0.4791	50.98
			Class J	0.4716	50.18
			Class B	0.4680	49.80
			Class C	0.4685	49.85
			Class A	0.4753	50.57

February 6, 2006	February 1, 2006	Class Y	0.0489	5.20
		Class J	0.0417	4.44
		Class B	0.0381	4.05
		Class C	0.0387	4.12
		Class A	0.0455	4.84
March 6, 2006	March 1, 2006	Class Y	0.0470	5.00
		Class J	0.0403	4.29
		Class B	0.0375	3.99
		Class C	0.0378	4.02
		Class A	0.0437	4.65
April 6, 2006	April 3, 2006	Class Y	0.0485	5.16
		Class J	0.0413	4.39
		Class B	0.0375	3.99
		Class C	0.0383	4.08
		Class A	0.0449	4.78
May 8, 2006	May 1, 2006	Class Y	0.0505	5.37
		Class J	0.0436	4.64
		Class B	0.0402	4.28
		Class C	0.0405	4.31
		Class A	0.0470	5.00
June 6, 2006	June 1, 2006	Class Y	0.0502	5.34
		Class J	0.0430	4.58
		Class B	0.0393	4.18
		Class C	0.0397	4.22
		Class A	0.0465	4.95
July 7, 2006	July 3, 2006	Class Y	0.0495	5.27
		Class J	0.0424	4.51
		Class B	0.0394	4.19
		Class C	0.0394	4.19
		Class A	0.0459	4.88
August 4, 2006	August 1, 2006	Class Y	0.0502	5.34
		Class J	0.0430	4.58
		Class B	0.0398	4.23
		Class C	0.0400	4.26
		Class A	0.0468	4.98
September 7, 2006	September 1, 2006	Class Y	0.0498	5.30
		Class J	0.0425	4.52
		Class B	0.0394	4.19
		Class C	0.0396	4.21
		Class A	0.0478	5.09

11th FY	October 5, 2006	October 2, 2006	Class Y	0.0502	5.34
			Class J	0.0430	4.58
			Class B	0.0400	4.26
			Class C	0.0406	4.32
			Class A	0.0473	5.03
	November 6, 2006	November 1, 2006	Class Y	0.0516	5.49
			Class J	0.0442	4.70
			Class B	0.0414	4.40
			Class C	0.0429	4.56
			Class A	0.0493	5.25
	December 6, 2006	December 1, 2006	Class Y	0.0497	5.29
			Class J	0.0424	4.51
			Class B	0.0394	4.19
			Class C	0.0413	4.39
			Class A	0.0475	5.05
	Janaury 4, 2007	December 29, 2006	Class Y	0.1179	12.54
			Class J	0.1104	11.75
			Class B	0.1072	11.41
			Class C	0.1091	11.61
			Class A	0.1157	12.31
	February 6, 2007	February 1, 2007	Class Y	0.0486	5.17
			Class J	0.0411	4.37
			Class B	0.0383	4.08
			Class C	0.0400	4.26
			Class A	0.0463	4.93
	March 6, 2007	March 1, 2007	Class Y	0.0469	4.99
			Class J	0.0405	4.31
			Class B	0.0375	3.99
			Class C	0.0394	4.19
			Class A	0.0450	4.79
	April 5, 2007	April 2, 2007	Class Y	0.0475	5.05
			Class J	0.0403	4.29
			Class B	0.0370	3.94
			Class C	0.0390	4.15
			Class A	0.0451	4.80
	May 7, 2007	May 1, 2007	Class Y	0.0480	5.11
			Class J	0.0410	4.36
			Class B	0.0378	4.02
			Class C	0.0397	4.22
			Class A	0.0460	4.89

	June 6, 2007	June 1, 2007	Class Y	0.0472	5.02
			Class J	0.0399	4.25
			Class B	0.0368	3.92
			Class C	0.0377	4.01
			Class A	0.0441	4.69
	July 6, 2007	July 2, 2007	Class Y	0.0481	5.12
			Class J	0.0412	4.38
			Class B	0.0377	4.01
			Class C	0.0395	4.20
			Class A	0.0458	4.87
	August 6, 2007	August 1, 2007	Class Y	0.0490	5.21
			Class J	0.0418	4.45
			Class B	0.0382	4.06
			Class C	0.0398	4.23
			Class A	0.0464	4.94
	September 7, 2007	September 4, 2007	Class Y	0.0487	5.18
			Class J	0.0417	4.44
			Class B	0.0374	3.98
			Class C	0.0396	4.21
			Class A	0.0461	4.91
12th FY	October 4, 2007	October 1, 2007	Class Y	0.0505	5.37
			Class J	0.0444	4.72
			Class B	0.0400	4.26
			Class C	0.0406	4.32
			Class A	0.0480	5.11
	November 6, 2007	November 1, 2007	Class Y	0.0499	5.31
			Class J	0.0424	4.51
			Class B	0.0385	4.10
			Class C	0.0406	4.32
			Class A	0.0476	5.06
	December 6, 2007	December 3, 2007	Class Y	0.0492	5.23
			Class J	0.0418	4.45
			Class B	0.0377	4.01
			Class C	0.0401	4.27
			Class A	0.0469	4.99
	January 4, 2008	December 28, 2007	Class Y	0.1040	11.07
			Class J	0.0964	10.26
			Class B	0.0927	9.86
			Class C	0.0945	10.05
			Class A	0.1016	10.81
	February 6, 2008	February 1, 2008	Class Y	0.0501	5.33
			Class J	0.0424	4.51
			Class B	0.0390	4.15
			Class C	0.0409	4.35
			Class A	0.0477	5.08

(Note) Since the close of the accounting year has been changed from December 31 to September 30, 2nd fiscal period shall be from January 1, 1998 to September 30, 1998 and 3rd fiscal period shall be from October 1, 1998 to September 30, 1999.

(C) Record of changes in Earnings Ratio

Fiscal Year	Class	Earnings Ratio (Note)
1st Fiscal Year	Class I	14.23% 1) *
	Class A	N/A
	Class R	14.02% 1) *
	Class J	N/A
2nd Fiscal Year	Class I	0.16% 2) *
	Class A	N/A
	Class R	-0.07% 2) *
	Class J	N/A
3rd Fiscal Year	Class I	6.28%
	Class A	N/A
	Class R	6.00%
	Class J	-1.46% 3) *
4th Fiscal Year	Class I	6.86%
	Class A	N/A
	Class R	6.60%
	Class J	6.11%
5th Fiscal Year	Class I	8.35%
	Class A	N/A
	Class R	3.71% 4) *
	Class J	7.70%
6th Fiscal Year	Class I	7.04%
	Class A	4.10% 5) *
	Class R	4.23% 5) *
	Class J	6.24%
7th Fiscal Year	Class Y	20.24%

	Class A	19.99%
	Class J	19.46%
8th Fiscal Year	Class Y	8.80%
	Class J	7.99%
	Class B	7.65%
	Class C	7.62%
	Class A	8.42%
9th Fiscal Year	Class Y	6.92%
	Class J	6.20%
	Class B	5.76%
	Class C	5.78%
	Class A	6.64%
10th Fiscal Year	Class Y	5.66%
	Class J	4.92%
	Class B	4.51%
	Class C	4.54%
	Class A	5.24%
11th Fiscal Year	Class Y	9.01%
	Class J	8.27%
	Class B	7.95%
	Class C	8.04%
	Class A	8.85%

(Note) Earning Ratio (%) = 100 x (a – b) / b

a = Net Asset Value per share at the end of the fiscal year cum total amount of distributions made during such fiscal year*

*	includes dividend and capital gain distributions as of ex-date during each period.

b = Net Asset Value per share after distribution at the end of the previous fiscal year.

The Earning Ratio does not include Sales Charge.

1)	January 2, 1997 (start of operation of the relevant classes) – December 31, 1997 (end of the 1st fiscal year)

2)	December 31, 1997 – September 30, 1998 (end of 2nd fiscal year)

3)	May 24, 1999 (start of operation of the relevant class)– September 30, 1999

4)	September 30, 2000 (start of operation of the relevant class) – December 18, 2000 (liquidation of the relevant class)

5)	January 31, 2002 (start of operation of the relevant classes) – September 30, 2002

*	cumulative return

6.	OUTLINE OF PROCEDURES

[The information contained in “II OUTLINE OF PROCEDURES, ETC.” of PART III below is summarized here.]

7.	OUTLINE OF MANAGEMENT AND OPERATION

[The information contained in “III MANAGEMENT AND OPERATION” of PART III below is summarized here.]

II.	FINANCIAL HIGHLIGHTS

[Japanese translation of Statement of Assets and Liabilities and Statement of Operations will be inserted here.]

III.	SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1.	Transfer of the Shares

The transfer agent for the registered share certificates is State Street Bank and Trust Company, Boston, Massachusetts, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	The Closing Period of the Shareholders’ Book

For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period.

3.	There are no annual shareholders’ meetings. Special shareholders’ meeting may be held from time to time as required by the Declaration of Trust and the Investment Company Act of 1940.

4.	No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV.	ITEMS OF DETAILED INFORMATION ON THE FUND

The Items of Detailed Information on the Fund are as follows:

I.	Additional Information on the Fund

1.	History of the Fund

2.	Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3.	Outline of the Supervisory Authority

II.	Procedures, etc.

1.	Subscription Procedures

2.	Redemption Procedures

III.	Management and Operation

1.	Outline of Management, etc. of Assets

2.	Outline of Disclosure System

3.	Right of Unitholders, Etc.

IV.	Financial Statements

1.	Financial Statements

2.	Conditions of the Fund

V.	Record of Sales and Redemption

PART III. DETAILED INFORMATION OF THE FUND

I.	ADDITIONAL INFORMATION OF THE FUND

1.	History of the Fund

February 20, 1991:	Organization of the Trust as a Massachusetts business trust. Adoption of the Declaration of Trust.

October 21, 1996:	Adoption of Resolutions by the Board of Trustees of the Trust to establish the Fund.

January 2, 1997	Commencement of management of the Fund

May 24, 1999	Commencement of the Public Offering in Japan

July 1, 2003	The Agreement and Declaration of Trust was amended.

July 21, 2005	The First Amended and Restated Agreement and Declaration of Trust was effected.

2.	Outline of Laws Regulating the Fund in the Jurisdiction where Established

The Trust was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Trust’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Trust also intends to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Trust in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the “SEC” and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

e. The Internal Revenue Code

The Trust intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Trust is subject to the provisions of other laws, rules, and regulations applicable to the Trust or its operations, such as, for example, various state laws regarding the sale of the Trust’s shares.

3.	Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Trust or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Trust. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities

II.	PROCEDURES, ETC.

1.	Subscription Procedures

a.	Sales in the United States

Investors can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (1-800-633-3330).

The Fund sells its shares at the Net Asset Value next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company or investors’ broker-dealer generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund’s Net Asset Value on that day.

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By Check All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks, starter checks and credit card convenience checks will not be accepted. When an investor makes an investment by check through the investor’s broker-dealer, the investor will not be permitted to redeem that investment until the check has cleared or the shares have been in the investor’s account for 15 days.

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By Wire The investor’s broker-dealer also may wire the investor’s initial and subsequent investments to the Fund by using the following wire instructions. The investors’ broker-dealer may charge a fee for transmitting funds by wire.

State Street Bank and Trust Company

ABA No. 011000028

DDA 4133-408-7

Attn: Custody and Shareholder Services

Loomis Sayles Investment Grade Bond Fund (Class J)

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described in this document.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge investors a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Fund’s transfer or other agent or subagent plus the sales charge (the “public offering price”). Further information regarding the sales charge is presented below.

Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested
3.50%	3.63%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. The sales charge is allocated between investor’s broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% as a percentage of the public offering price. The Fund receives the net asset value of the shares purchased.

“Net asst value” is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Total market value of securities +
Net Asset Value	=	Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund’s board of trustees as summarized below:

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A share’s net asset value is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on certain U.S. holidays. See the section entitled “Net Asset Value” for more details.

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The price an investor pays for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this document) after the investor’s order is received “in good order.”

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Requests received by the Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price investors pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after investors’ order is received by the transfer agent in “good order”. If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive the day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by investors’ investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by investors’ investment dealer.

•	A Fund significantly invested in non-U.S. securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place investors’ order by phone. During these times, investors may deliver investors’ order in person to the Fund or send investors’ order by mail.

Generally, Fund securities are valued as follows:

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Debt securities (other than short-term obligations) – based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) – amortized cost (which approximates market value).

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Securities traded on non-U.S. exchanges – market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the

Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s net asset value is calculated.

•	Options – The Fund generally values exchange traded options at the average of the closing bid and asked quotations.

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Futures-unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

•	All other securities – fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or non-U.S. markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Trade Activity Monitoring. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of investors’ trading activity. However, because of the legal and operational constraints noted above, the Fund and the Distributor will be severely limited in their ability to detect market timing activity, and investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

b.	Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of sales handling company in Japan during the applicable Subscription Period mentioned in “7. Period of Subscription, Part I Information concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information concerning Securities” of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. Shares may be purchased in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The Issue is the net asset value per share next calculated on the day on which the Fund has received such application. The day in Japan is the day when the Distributors in Japan confirm the execution of the order (usually, the next business day in Japan following the day of placement of the order), the settlement shall be made within four business days from the contract day, and investors shall pay the Sales Charge by such payment day.

The sales charge in Japan shall be 3% of the Sales Price. The Sales Price is the Issue Price divided by 0.995 (rounded to the third decimal place).

The Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a transaction report regularly. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Companies can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” in the Rules of Foreign Securities Transactions established by the Association.

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A “Fund business day” is any day on which the Exchange is open for business.

2.	Redemption Procedures

a.	Redemption in the United States

An investor can redeem shares of the Fund any day the Exchange is open. If investors are redeeming shares that the investors purchased within the past 15 days by check, the investors’ redemption will be delayed until investors’ payment for the shares clears.

The investor’s redemptions generally will be wired to the investor’s broker-dealer on the first business day after the investor’s request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution inkind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

To redeem shares, send a signed letter of instruction to the investor’s broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which investors are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), the investor’s address, telephone number, account number, and the number of shares or dollar amount to be redeemed. The investor’s broker-dealer will send the investor’s redemption request to State Street Bank and Trust Company.

If investors have certificates for the shares that the investors want to sell, the investors must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to the investor’s bank account, the investor’s broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

Restriction on buying and selling shares

The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as non-U.S. securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Due to legal and operational constraints on the Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Fund. However, the Fund reserves the right to suspend or change the terms of purchasing or exchanging Class J shares, and to apply specific limits on frequent trading of Class J shares. In addition, the Fund and the Distributor each reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund, or if the Fund or the Distributor has reason to believe that the purchase or exchange order is that of an underlying shareholder who has or who may plan to engage in disruptive short-term trading.

b.	Redemption in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to State Street Bank through the Sales Handling Company on a Fund Business Day that is also a business day of sales handling companies in Japan. The repurchase of shares in the amount of one share except in the case of a shareholder who is closing an account for whom full and fractional shares will be repurchased.

The price a shareholder in Japan will receive is the net asset value next calculated after the Fund receives the repurchase request from the Distributor in Japan, provided the request is received before the close of regular trading on the Exchange. The payment of the price shall be made in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall ordinarily be on the third business day by the Fund to the Distributor in Japan. The payment for repurchase proceeds shall be made on the fourth business day of sales handling companies in Japan after and including the day when Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement or repurchase request). The Fund may suspend the right of repurchase and may postpone payment for more than seven days if the Exchange is closed (other than for weekends or holidays) or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

III.	MANAGEMENT OF THE FUND

1.	Outline of Management of Assets, etc.

(1)	Valuation of assets

The total NAV of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The Fund does not expect to price its shares on the following U.S. holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser’s pricing committee and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service recommended by the investment adviser’s pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Exchange traded options are valued at the average of closing bid and ask. Futures contracts are valued at the most recent settlement prices. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange.

Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund’s NAV. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund’s securities occur during such period, then these securities may be fair valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund’s net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class.

(2)	Custody of Shares

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributors in Japan. A report of balance of transactions shall be regularly delivered by the Sales Handling Companies to the Japanese Shareholders.

(3)	Duration of the Trust

The Declaration of Trust provides for the perpetual existence of the Trust.

(4)	Accounting year

The Fund’s fiscal year ends on September 30.

(5)	Miscellaneous

(i)	Liquidation:

The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

(ii)	Agreement and Declaration of Trust

Originals or copies of the Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection by the Shareholders. Originals or copies of the Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article V; (b) on any amendment to this Section 8; (c) on any amendment as may be required by law or by the Trust’s registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any required or permitted to be submitted to Shareholders of one or more Series or classes that, as the Trustees determine, shall affect the

Shareholders of one or more Series or classes shall be authorized by a vote of the Shareholders of each Series or class affected and no vote of shareholders of a Series or Class not affected shall be required.

In Japan, material changes in the Declaration of Trust shall be notified to the Japanese Shareholders.

(iii)	Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(iv)	How Performance Is Shown:

Yield and Total Return. The Fund may advertise the yield and total return of each class of its shares.

The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of the Fund’s portfolios and operating expenses of the Trust allocated to each fund. These factors, and possible differences in the methods used in calculating yield and total return and tax exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total returns may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on yield of the Fund to the exclusion of the consideration of share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

(v)	The Procedures concerning the Changes of Contracts between the Related Companies:

Advisory Agreement

This Agreement shall become effective as of the date of its execution, and (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter only so long as such continuance is specifically approved at least annually (i) by the Board of

Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval; (b) this Agreement may at any time be terminated on sixty days’ written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; (c) this Agreement shall automatically terminate in the event of its assignment; (d) this Agreement may be terminated by the Adviser on ninety days’ written notice to the Trust; (e) if the Adviser requires the Trust or the Series to change its name so as to eliminate all references to the words “Loomis” or “Sayles,” then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Termination of this Agreement shall be without payment of any penalty.

Transfer Agency and Service Agreement

This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

Except as provided n Section 10.3 of the Agreement, neither this Agreement nor any rights or obligation under this Agreement may be assigned by either party without written consent of the other party.

This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

This Agreement shall be construed and the provision of this Agreement interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

Custodian Contract

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as provided, may be amended at any time by mutual agreement of the parties to this Agreement and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing.

This Contract shall be construed and the provisions of this Contract interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

Administrative Services Agreement

This Agreement shall become effective as of the date first written in this Agreement and, may be terminated at any time without the payment of any penalty by either party on not less than sixty (60) days’ written notice to the other party.

This Agreement may be amended by the parties to this Agreement only if such amendment is specifically approved by the Trust’s Board of Trustees, and such amendment is set forth in a written instrument executed by each of the parties to this Agreement. At any time, any of the provisions of this Agreement may be waived by the written mutual consent of the parties to this Agreement.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts as then in effect.

Agent Company Agreement

This Agreement shall be effective until terminated upon notice, three (3) months prior to the termination date, in writing to the other party to this Agreement, to the addresses listed in this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

Distribution, Repurchase and Shareholder Servicing Agreement

This Agreement may be terminated by either party upon three (3) months’ prior notice in writing to the other party to this Agreement, to the addresses listed in this Agreement.

This Agreement shall not be assigned by any party to this Agreement without the consent in writing of the other party.

This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, U.S.A.

2	Outline of Disclosure System

(1)	Disclosure in U.S.A.

(i)	Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the fund is required to send to its shareholders annual and semi-annual reports containing financial information. Audited financial statements will be prepared and distributed annually and unaudited financial statements will be prepared and distributed semi-annually.

(ii)	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(2)	Disclosure in Japan

(i)	Disclosure to the Supervisory Authority

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Financial Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. These documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance or through the electronic disclosure system regarding disclosure materials such as an annual securities report pursuant to the Financial Instruments and Exchange Law of Japan (EDINET).

The Sales Handling Companies of the Units shall deliver to the investors prospectuses, the contents of which are substantially identical to Part I and Part II of the securities registration statements (the “Mandatory Prospectus”). In addition, upon request from the investors, they shall deliver prospectuses the contents of which are substantially identical with Part III of the securities registration statements (the “Requested Prospectus”). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when material changes in the operation of the Fund occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance of Japan or through EDINET.

(b) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

When the Fund handles offering or selling of Fund Units in Japan, the Manager must file with the Director of Financial Services Agency a prior notification concerning certain matters relating to the Fund in accordance with the Declaration of Trust of the Fund, the Law Concerning Investment Trust

Fund and Investment Company (“the Investment Fund Law”). Also, when the Fund makes changes to the Declaration of Trust of the Fund, the Manager must file with the Director of Financial Services Agency a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Fund must prepare an investment management report with regard to certain matters relating to the Fund’s assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Director of Financial Services Agency.

(ii)	Disclosure to Japanese Shareholders:

The Japanese Unitholders will be notified of the material facts which would change their position, including amendments to the Declaration of Trust, and of notices from the Fund, through the Sales Handling Companies.

When the Fund makes any amendment to the Declaration of Trust of the Fund, and if such amendments are material or if the Fund is merged with any other trust, it must give a written notice stating the contents and reason(s) of such amendments to the Unit holders known in Japan at least 2 weeks prior to such amendment.

The investment management report mentioned in sub-paragraph (a),(ii) above will be delivered to Japanese Unitholders known to the Sales Handling Companies.

3	Rights of Shareholders, etc.

(1)	Rights of shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies. Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Shareholders of each fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of a fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matter sumitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and, where applicable, subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by a minimum ten holders of shares having held their shares for a minimum of six months and having a net asset value at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect a fund.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)	Rights to receive dividends

The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last day of each month. The Trust’s trustees may change the frequency with which the Fund declares or pays dividends.

(iv)	Right to receive distributions upon dissolution

Upon termination of the Trust or of any one or more Series or Classes of shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of shares of such Series held by the several Shareholders of such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of shares of that Series, provided that any distribution to the Shareholders of a particular Class of shares shall be made to such Shareholders pro rata in proportion to the number of shares of such Class held by each of them.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders’ meetings.

(vi)	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any material matter in the U.S. Registration Statement, or any omission of any statement of material matters to be stated therein or necessary in order not to cause any misunderstanding of an important matter, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2)	Foreign exchange control

In the U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan

Mori Hamada & Matsumoto

Marunouchi Kitaguchi Building

6-5, Marunouchi 1-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

1)	the receipt of any and all legal claims, actions, proceedings, process, and communications addressed to the Trust or the Fund.

2)	representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau and the Commissioner of the Financial Services Agency of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano

Ken Miura

Attorneys-at-law

Mori Hamada & Matsumoto

Marunouchi Kitaguchi Building

6-5, Marunouchi 1-chome

Chiyoda-ku, Tokyo

(4)	Jurisdiction, etc.

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) 2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto. The enforcement procedures of the judgment are made in accordance with the Japanese laws.

IV.	FINANCIAL CONDITIONS OF THE FUND

l.	FINANCIAL STATEMENTS OF THE FUND

[Omitted in this translation.]

2.	CURRENT CONDITION OF THE FUND

Statement of Net Assets

		(As of the end of January 2008)
		U.S.$	Japanese Yen
		(in thousands except column e.)
a. Total Asset		3,950,645,982	420,348,732,485
b. Total Liabilities		436,234,437	46,415,344,097
c. Total Net Assets (a-b)		3,514,411,545	373,933,388,388
d. Total Number of Units	Class Y	67,582,918	Units
Outstanding	Class J	14,864,650	Units
	Class B	1,531,562	Units
	Class C	86,643,322	Units
	Class A	125,038,067	Units
e. Net Asset Value	Class Y	11.91	1,267
per Unit	Class J	11.89	1,265
	Class B	11.86	1,262
	Class C	11.84	1,260
	Class A	11.91	1,267

V.	Record of Sales and Redemption

Record of sales and repurchases during the following fiscal years and number of outstanding Units of the Fund as of the end of such Fiscal Years are as follows:

		Number of Units Sold	Number of Units Repurchased	Number of Outstanding Units
1st Fiscal Year (1/2/97-12/31/97)	Class I	231,499 (0)	689 (0)	230,810 (0)
	Class R	84,428 (0)	3,085 (0)	81,343 (0)
2nd Fiscal Year (1/1/98-9/30/98)	Class I	90,904 (0)	51,401 (0)	270,313 (0)
	Class R	178,620 (0)	90,210 (0)	169,753 (0)
3rd Fiscal Year (10/1/98-9/30/99)	Class I	154,092 (0)	180,728 (0)	243,677 (0)
	Class R	203,345 (0)	115,588 (0)	257,510 (0)
	Class J	1,788,840 (1,788,840)	149,500 (149,500)	1,639,340 (1,639,340)
4th Fiscal Year (10/1/99-9/30/00)	Class I	212,321 (0)	163,038 (0)	292,960 (0)
	Class R	100,841 (0)	131,416 (0)	226,935 (0)
	Class J	1,982,500 (1,982,500)	567,740 (567,740)	3,054,100 (3,054,100)
5th Fiscal Year (10/1/00-9/30/01)	Class I	687,485 (0)	133,362 (0)	847,083 (0)
	Class R	17,362 (0)	244,297 (0)	0 (0)
	Class J	10,180,600 (10,180,600)	4,156,200 (4,156,200)	9,078,500 (9,078,500)
6th Fiscal Year	Class I	364,972 (0)	442,686 (0)	769,369 (0)
(10/1/01-9/30/02)	Class A	1,034 (0)	0 (0)	1,034 (0)
	Class R	1,035 (0)	0 (0)	1,035 (0)
	Class J	13,456,100 (13,456,100)	1,882,500 (1,882,500)	20,652,100 (20,652,100)
7th Fiscal Year	Class Y (formerly I)	417,985 (0)	301,255 (0)	886,099 (0)
(10/1/02-9/30/03)	Class J	21,330,400 (21,330,400)	12,871,900 (12,871,900)	29,110,600 (29,110,600)
	Class B	13,845 (0)	0 (0)	13,845 (0)
	Class C	223 (0)	0 (0)	223 (0)
	Class A (formerly R)	102,806 (0)	6,093 (0)	97,748 (0)

8th Fiscal Year (10/1/03-9/30/04)	Class Y	527,812 (0)	355,309 (0)	1,058,602 (0)
	Class J	12,912,010 (12,912,010)	13,039,250 (13,039,250)	28,983,360 (28,983,360)
	Class B	151,160 (0)	12,955 (0)	152,050 (0)
	Class C	845,209 (0)	67,071 (0)	778,361 (0)
	Class A	863,480 (0)	158,442 (0)	802,786 (0)
9th Fiscal Year (10/1/04-9/30/05)	Class Y	1,948,232 (0)	785,313 (0)	2,221,521 (0)
	Class J	9,384,600 (9,384,600)	11,470,140 (11,470,140)	26,897,820 (26,897,820)
	Class B	188,010 (0)	44,982 (0)	295,078 (0)
	Class C	1,785,361 (0)	163,058 (0)	2,400,664 (0)
	Class A	3,790,815 (0)	1,248,177 (0)	3,345,424 (0)
10th Fiscal Year (10/1/05-9/30/06)	Class Y	5,247,018 (0)	727,813 (0)	6,740,726 (0)
	Class J	1,154,600 (1,154,600)	9,098,390 (9,098,390)	18,954,030 (18,954,030)
	Class B	256,974 (0)	63,654 (0)	488,398 (0)
	Class C	5,540,522 (0)	607,944 (0)	7,333,242 (0)
	Class A	11,583,220 (0)	1,535,143 (0)	13,393,501 (0)
11th Fiscal Year (10/1/06-9/30/07)	Class Y	34,741,672 (0)	3,224,099 (0)	38,258,299 (0)
	Class J	550,000 (550,000)	4,100,330 (4,100,330)	15,403,700 (15,403,700)
	Class B	1,088,250 (0)	114,073 (0)	1,462,575 (0)
	Class C	46,474,764 (0)	1,848,031 (0)	51,959,975 (0)
	Class A	63,898,926 (0)	6,122,274 (0)	71,170,153 (0)

Note 1:	The figures in parentheses show those sold, redeemed or outstanding in Japan.

Note 2:	Class J Securities are sold in Japan from May 24, 1999.

PART IV. SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST

1.	OUTLINE OF THE TRUST

(1)	Trust

(a)	Amount of Capital

Not applicable.

(b)	Structure of the management of the Trust

Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter. In addition to the foregoing, the trustees of the Trust who are not Interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 shall have the power to hire employees and other agents and experts necessary to carry out their duties, as determined by the trustees of the Trust who are not Interested persons of the Trust in their discretion.

The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article VIII, Section 8, (iii) to the extent provided in Article III, Section 9 as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article VIII, Section 4, (v) to remove Trustees from office to the extent and as provided in Article V, Section 6 and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The number of votes that each whole or fractional Share shall be entitled to vote as to any matter on which it is entitled to vote shall be as specified in the By-Laws. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to that Series or class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders thereof.

Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or outside the Commonwealth of Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 30% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or classes is to vote as a single class separate from any other Shares which are to vote on the same matters as a separate class or classes, 30% of the Shares of each such class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws or by law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expenses of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the

Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust, except with respect to any matters as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such person may be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds’ shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trusts.

Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class with any corporation, trust, association or other organization (a “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with a Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

Unless terminated as provided the Declaration of Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class. Nothing in this Declaration of Trust or the By-Laws shall restrict the power of the Trustees to terminate any Series or class of Shares by written notice to the Shareholders of such Series, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such Series or class of Shares.

Upon termination of the Trust (or any Series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination.

(2)	Loomis, Sayles & Company, L.P. (the Investment Management Company)

(a)	Amount of Capital Stock of the Investment Management Company

1.	Amount of Capital (issued capital stock at par value):

Not applicable. Provided, however, that the partner capital (as of the end of January, 2008) was US$116,158,366 (approximately ¥12.36 billion).

The partner capital during the recent five years is as follows:

End of January, 2004	$58,893,083
End of January, 2005	$57,603,168
End of January 2006	$66,659,000
End of January 2007	$80,036,212
End of January 2008	$116,158,366

2.	Number of authorized shares of capital stock:

Not applicable.

3.	Number of outstanding shares of capital stock:

Not applicable.

4.	Amount of capital:

Not applicable.

(b)	Structure of the management of the Investment Management Company

Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P., herein referred to as “Natixis US”), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for the Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne and Banque Federale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis US is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had approximately $285.3 billion in assets under management or administration as of December 31, 2007.

The Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets.

The Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund legal counsel the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the adviser, or its affiliates, other than affiliated registered investment companies.

The Fund’s advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the adviser upon 90 days’ written notice. The agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the period shown below, pursuant to the advisory agreement Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund:

	Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/06		Fiscal Year Ended 9/30/07
Fund	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers*	Advisory Fees	Fee Waivers*
Loomis Sayles Investment Grade Bond Fund	$1,551,924	$323,993	$1,714,761	—	$4,482,250	—

*	For the fiscal year ended September 30, 2006 and 2007, in addition to the waiver of management fees the investment adviser reimbursed class level and other expenses in the amounts of $38,905 and $830, respectively.

Loomis Sayles has given a binding contractual undertaking to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit its expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2009, and will be reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above to the extent the class’s expenses in later periods fall below the annual rate set forth in the undertaking. Loomis Sayles will not be entitled to recover any such reduced fees more than one year after the end of the fiscal year in which the fee/expenses was incurred.

Fund	Expense Limit	Date of Undertaking
Investment Grade Bond Fund
Class J	1.30%	February 1, 2008

In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company and certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Loomis Sayles acts as investment adviser to Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sales Growth Fund, Loomis Sayles International Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles

Municipal Income Fund, Loomis Sayles Research Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund, Loomis Sayles Global Markets Fund (formerly, Loomis Sayles Worldwide Fund), Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund. Loomis Sayles also provides investment advise to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the Funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years. Matthew J. Eagan has served as an associate portfolio manager of the Fund since September 2006. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Daniel J. Fuss, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss holds the designation of Chartered Financial Analyst and has over 49 years of investment experience.

Kathleen C. Gaffney has served as an associate portfolio manager of the Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Steven J. Kaseta has served as co-portfolio manager of the Fund since February, 2002. Mr. Kaseta, Vice President of Loomis Sayles began his investment career in 1982 and, joined Loomis Sayles in 1994. He received an A.B. from Harvard University and an M.B.A. from Wharton School at the University of Pennsylvania.

Mr. Kaseta holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Elaine M. Stokes has served as an associate portfolio manager of the Fund since September 2006. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 20 years of investment experience.

2.	DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

(1)	Trust

The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained Loomis Sayles & Company, L.P., the investment adviser, to render investment advisory services, Natixis Asset Management Advisors, L.P., to render administrative services, and State Street Bank and Trust Company, to hold the assets of the Fund in custody and act as Transfer, Dividend Payment and Shareholder Servicing Agent.

Information Concerning Directors, Officers and Employees

(1)	Trustees and Officers of the Trust

(as at the end of January 2008)

Name	Position(s) Held with Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.	Trustee since 2003 Contract Review and Governance Committee Member	Douglas Dillion Professor and Director for the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University

Charles D. Baker	Trustee since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)

Edward A. Benjamin	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired;

Daniel M. Cain	Trustee since 2003 Chairman of the Audit Committee	President and CEO, Cain Brothers & Company, Incorporated (investment banking)

Jonathan P. Mason	Trustee since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)

Sandra O. Moose	Trustee since 2003 Chairperson of the Board of Trustees since 2005 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)

Cynthia L. Walker	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & CFO, Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding [1]	Trustee since 2002 Chief Executive Officer	President, Chairman, Director, and Chief Executive Officer, Loomis Sayles; President and Chief Executive Officer - Loomis Sayles Funds I

John T. Hailer [2]	Trustee since 2003 President	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P., Natixis Global Associates, Inc. and Natixis Global Asset Management, L.P.; Executive Vice President, Loomis Sayles Funds I; President and Chief Executive Officer, Natixis Cash Management Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and Hansberger International Series

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

***	The trustees of the Trust serve as trustees of a fund complex that includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (collectively, the “Fund Complex”).

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; and President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Advisors, Natixis Global Associates, L.P. and Natixis Distributors, L.P..

Name	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years*
OFFICERS

Coleen Downs Dinneen	Secretary, Clerk and Chief Legal Officer	Senior Vice President, General Counsel, Secretary and Clerk (formerly, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixist Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss	Executive Vice President	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Michael C. Kardok	Treasurer, Principal Financial and Accounting Officer	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz	Executive Vice President	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Russell L. Kane	Chief Compliance Officer; Assistant Secretary; Anti-Money Laundering Officer	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group.

*	Each person listed above, except as noted, holds the same position(s) with the other trusts in the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds trusts. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

(2)	Employees of the Trust

The Trust has no employees.

(2)	Investment Management Company

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds, among other clients. As of the end of January, 2008, Investment Management Company administers and manages the following 45portfolio, including 13 portfolios of the Trust (including the new portfolio, Loomis Sayles International Bond Fund) with the total net asset value is US$ 16,905, 151.

Fund List

(as of the end of January 2008)

Fund	Month /Date /Year Established	Principal Characteristics	Total NAV ($ thousand)		NAV per share ($)
LOOMIS SAYLES FUNDS I (10 portfolios)
Loomis Sayles Bond Fund	5/16/91	Fixed Income/Open	Retail Inst. Admin	7,848,941 8,720,514 232,670	Retail Inst. Admin	14.54 14.58 14.51
Loomis Sayles Global Bond Fund	5/10/91	Global/Open	Retail Inst.	1,082,539 1,218,067	Retail Inst.	16.10 16.23
Loomis Sayles Fixed Income Fund	1/17/95	Fixed Income/Open	Inst.	619,006	Inst.	13.57
Loomis Sayles Institutional High Income Fund	6/5/96	Fixed Income/Open	Inst.	203,863	Inst.	7.71
Loomis Sayles Intermediate Duration Fixed Income Fund	1/28/98	Fixed Income/Open	Inst.	35,096	Inst.	9.64

Loomis Sayles Investment Grade Fixed Income Fund	7/1/94	Fixed Income/Open	Inst.	268,534	Inst.	12.98
Loomis Sayles Small Cap Value Fund	5/13/91	Equity/Open	Retail	434,653	Retail	22.64
			Inst. Admin	477,179 72,968	Inst. Admin	22.84 22.28
Loomis Sayles Inflation Protected Securities Fund	5/21/91	Fixed Income/Open	Inst.	15,407	Inst.	11.00
Loomis Sayles High Income Opportunities Fund	4/13/04	Fixed Income/Open	Inst.	80,958	Inst.	9.89
Loomis Sayles Securitized Asset Fund	3/2/06	Fixed Income/Open	Inst.	365,582	Inst.	10.16
LOOMIS SAYLES FUNDS II (12 portfolios)
Loomis Sayles Mid Cap Growth Fund	12/31/96	Equity/Open	Retail	61,768	Retail	25.50
			Inst.	27,853	Inst.	26.15
Loomis Sayles Research Fund	7/31/00	Equity/Open	A	1,047	A	8.10
			B	332	B	7.93
			C	880	C	7.89
			Y	26,081	Y	8.14
Loomis Sayles Growth Fund	5/16/91	Equity/Open	A	203,274	A	6.33
			B	22,463	B	6.12
			C	36,963	C	6.13
			Y	114,092	Y	6.63
Loomis Sayles Value Fund	5/13/91	Equity/Open	Retail Inst.	108,453 12,389 4,849 185,725	Retail Inst.	20.61 20.57 20.56 20.65
Loomis Sayles Investment Grade Bond Fund	12/31/96	Fixed Income/Open	Y	805,095	Y	11.91
			J	176,776	J	11.89
			A	1,488,821	A	11.91
			B	18,159	B	11.86
			C	1,025,561	C	11.84
Loomis Sayles Small Cap Growth Fund	12/31/96	Equity/Open	R	28,079	R	13.84
			Inst.	42,474	Inst.	14.23
Loomis Sayles Global Markets Fund	5/1/96	Global/Open	A C Y	87,579 132,711 131,011	A C Y	14.27 14.17 14.31
Loomis Sayles Tax-Managed Equity Fund	10/1/95	Equity/Open	Inst.	6,446	Inst.	10.67
Loomis Sayles Limited Term Government and Agency Fund	1/3/89	Fixed Income/Open	A	106,721	A	11.18
			B	5,947	B	11.16
			C	5,940	C	11.18
			Y	5,390	Y	11.21
Loomis Sayles Municipal Income Fund	5/9/77	Fixed Income/Open	A	80,086	A	7.26
			B	3,284	B	7.27
Loomis Sayles High Income Fund	2/22/84	Fixed Income/Open	A	32,603	A	4.94
			B	3,600	B	4.94
			C	5,848	C	4.94
Loomis Sayles Strategic Income Fund	5/1/95	Fixed Income/Open	A	6,517,185	A	14.97
			B	220,112	B	15.04
			C	4,367,471	C	15.03
			Y	802,083	Y	14.96

NATIXIS ADVISOR FUNDS TRUSTS I, II, and III

(5 portfolios)

NATIXIS U.S. Diversified Portfolio	7/7/94	Equity/Open	A	370,084	A	23.61
			B	104,531	B	20.72
			C	42,682	C	20.74
			Y	14,400	Y	25.27
Loomis Sayles Massachusetts Tax Free Income Fund	3/23/84	Fixed Income/Open	A	64,859	A	16.38
			B	1,391	B	16.35
Loomis Sayles Core Plus Bond Fund	11/7/73	Fixed Income/Open	A	115,697	A	11.49
			B	17,129	B	11.51
			C	15,741	C	11.50
			Y	17,273	Y	11.54
NATIXIS Moderate Diversified Portfolio	7/14/04	Fixed Income/Equity/ Open	A C	17,248 52,500	A C	9.89 9.85
NATIXIS Income Diversified Portfolio	11/17/05	Fixed Income/Open	A C	53,504 66,328	A C	10.31 10.28

UNRELATED FUNDS=17 portfolios

Fund			Total NAV ($ thousands)	NAV Per Share ($)
Metropolitan Series Fund – Loomis Sayles Small Cap Portfolio (a)	5/2/94	Equity/Open	A - $392,104 B - $88,950 E - $64,623	A - $250.08 B - $246.58 E - $247.76
Met Investors Series Trust – Loomis Sayles Global Markets Portfolio (a)	5/1/06	Equity/Fixed Income/Open	A - $878,400 B - $18,100	A - $11.38 B - $11.35
Managers Bond Fund (a)	5/84	Fixed Income/Open	$1,427,553	$24.51
Managers Global Bond Fund (a)	3/12/02	Fixed Income/Open	$106,883	$21.23
Managers Fixed Income Fund (a)	5/18/04	Fixed Income/Open	A - $16,152 B - $10,755 C - $23,802 Y - $24,042	A - $10.40 B - $10.32 C - $10.39 Y - $10.44
Maxim Loomis Sayles Small-Cap Value Portfolio (a)	11/1/94	Equity/Open	$297,049	$23.44
Maxim Loomis Sayles Bond Portfolio (a)	11/1/94	Fixed Income/Open	$374,259	$12.81
GuideStone Funds Trust-Extended Duration Bond Fund (a)	8/27/01	Fixed Income/Open	GS-2 - $69,997 GS-4 - $466,416 GS-6 - $15,761	GS-2 - $7.72 GS-4 - $14.42 GS-6 - $7.72
USAA Growth Fund (b)	04/05/71	Equity Open	$883,484	$16.03
USAA Growth & Income Fund (b)	8/1/97	Equity Open	$1,531,563	$19.26

TA IDEX Bond Portfolio (e)	1/1/07	Fixed Income/Opern	I - $513,249	I - $10.19
Pacific Life Funds Large Cap Growth Fund (d)	9/28/01	Equity Open	A - $35,219 B - $462 C - $804	A - $10.60 B - $10.25 C - $10.24
Pacific Select Fund Large Cap Growth Portfolio (a)	1/2/01	Equity Open	$865,320	$8.32
Saratoga Financial Services Portfolio (c)	1/7/03	Equity Open	A - $784 B - $589 C - $111 I - $1,520,005	A - $11.86 B - $11.26 C - $11.25 I - $12.13
Saratoga Large Capitalization Growth Portfolio (c)	9/1/94	Equity Open	A - $15,332 B - $198 C - $1,924 I - $35,895	A - $17.17 B - $15.82 C - $15.85 I - $17.27
Saratoga Energy & Basic Materials Portfolio (c)	1/7/03	Equity Opern	A - $6,419 B - $2,444 C - $185 I - $3,144	A - $34.07 B - $32.47 C - $32.37 I - $34.71
Roszel/Loomis Sayles Large Cap Growth Portfolio (a)	7/1/02	Equity Open	$1,070	$10.84

(a)	As of June 30, 2007

(b)	As of July 31, 2007

(c)	As of August 31, 2007

(d)	As of September 30, 2007

(e)	As of October 31, 2007

Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. (Although, technically, the Investment Management Company does not have officers and directors because it is a limited partnership, the officers and directors of the General Partner serve the same function for the Investment Management Company and therefore, assume the same titles. Hereinafter the same.) For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company’s funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

List of Officers and Directors of Loomis, Sayles & Company, L.P.

(as at the end of January, 2008)

Name	Position with Loomis, Sayles & Company, L.P..	Other Business Affiliation
Daniel J. Fuss	Executive Vice President, Vice Chairman and Director	Executive Vice President of the Trust

Robert J. Blanding	President, Chairman, Director and Chief Executive Officer	Trustee and President of the Trust

Kevin P. Charleston	Executive Vice President, Director and Chief Financial Officer	None

Jean S. Loewenberg	General Counsel, Executive Vice President, Director, Secretary and Clerk	None

John F. Gallagher III	Executive Vice President and Director	None

John R. Gidman	Executive Vice President, Chief Investment Officer and Director	None

Lauriann C. Kloppenburg	Executive Vice President and Director and Chief Investment Officer-Equity	None

Jaehoon Park	Executive Vice President and Director and Chief Investment Officer-Fixed Income	None

Mark E. Smith	Executive Vice President and Director	None

Pierre P. Servant	Director	Chief Executive Officer, Natixis Global Asset Management

3.	FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted in this translation.]

4.	RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Loomis, Sayles & Company, L.P., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5.	MISCELLANEOUS

(1)	Trust

(a)	Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b)	Amendment to the Declaration of Trust

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article V; (b) on any amendment to this Section 8; (c) on any amendment as may be required by law or by the Trust’s registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any required or permitted to be submitted to Shareholders of one or more Series or classes that, as the Trustees determine, shall affect the Shareholders of one or more Series or classes shall be authorized by a vote of the Shareholders of each Series or class affected and no vote of shareholders of a Series or Class not affected shall be required.

(c)	Transfer of the Business Activities and Capital Situation

Not applicable.

(d)	Litigation and Other Significant Events

There is no litigation or no other proceeding in which the Trust is involved. The fiscal year end of the Trust is September 30. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

(2)	Investment Management Company

(a)	Election and Removal of Directors

Directors of the General Partner of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with the By-Laws of the General Partner of Investment Management Company.

(b)	Results of operations

Officers of the General Partner of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c)	Supervision by SEC of Changes in Directors and Certain Officers

Loomis Sayles files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(d)	Amendment to the Agreement of Limited Partnership of Investment Management Company, Articles of Organization and By-Laws of its General Partner, Transfer of Business Activities, Capital Situation and Other Important Matters

A change in control of the Investment Management Company would likely constitute an assignment under the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and result in a termination of the investment management contract. Approval of a new investment management contract would require approval by shareholders of the Fund.

(e)	Litigation, etc.

During one-year prior to the filing of this document, there has been no litigation or fact which caused or would cause, a material effect to the Fund or the Investment Management Company.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

(A)	State Street Bank and Trust Company (the Transfer Agent, Shareholder Service Agent, Dividend Paying Agent and Custodian)

(1)	Amount of Capital:

U.S.$ $11,229,000,000 (approximately ¥1,194.8 billion) as at the end of January 2008.

(2)	Description of Business:

State Street Bank and Trust Company, Boston, Massachusetts 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

State Street Bank serves as the Class J shares transfer agent. As such, State Street Bank receives orders for purchase of Class J shares, accepts redemption requests, effect transfers of Class J shares, prepare and transmit payments for dividends and distributions declared by the Fund on behalf of the Class J shares and maintain records of accounts.

(3)	Outline of Business Relationship with the Fund:

State Street Bank and Trust Company provides transfer agent services, shareholder services, dividend paying services and custody services to the Fund.

(B)	Natixis Asset Management Advisors, L.P. (the Administrative Services Agent)

(1)	Amount of Capital:

U.S.$ 3,692,783 (approximately ¥392.91 million) as at the end of January, 2008

(2)	Description of Business:

Natixis Asset Management Advisors, L.P. (formerly IXIS Asset Management Advisors, L.P.) provides administrative services to mutual funds and certain other investment vehicles managed by Natixis Asset Management Advisors, L.P. and its affiliates, including Loomis, Sayles & Company, L.P. Natixis Asset Management Services Company, an affiliate of Natixis Advisors, provides certain shareholder servicing function to other mutual funds advised by affiliates of Natixis Asset Management Advisors, L.P.

(3)	Outline of Business Relationship with the Fund:

Natixis Asset Management Advisors, L.P. provides administrative services to the Fund, including fund treasury and legal services to the Fund and these services consist of, among other things, the preparation, review and filing of the Fund’s semi-annual and annual reports, prospectuses, and registration statements.

(C)	Loomis Sayles Distributors, L.P. (the Distributor)

(1)	Amount of Capital:

U.S.$1,783,441 (approximately ¥189.76 million) as at the end of January, 2008

(2)	Description of Business:

Under an agreement with the Trust (the “Distribution Agreement”), Loomis Sayles Distributors, L.P. serves as the general distributor of the Class J shares of the Fund. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under United States state and federal securities laws and the distributing its prospectuses to existing shareholders.

The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days’ written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares or by vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

The Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund pays the Distributor, an affiliate of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25 % of the Fund’s average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund’s average net assets attributable to Class J shares. Loomis Sayles Distributors, L.P. may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of Loomis Sayles Distributors, L.P.) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J shares and/or maintenance of shareholder accounts. Loomis Sayles Distributors, L.P. may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the fund and may retain all or any portion of the distribution fee as compensation for Loomis Sayles Distributors, L.P.’s services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the board of trustees, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement as well as by Class J shareholders of the Fund. Loomis Sayles Distributors, L.P. has entered into an agreement with its affiliate, Natixis Investment Services Japan, Ltd., to pay a quarterly fee equal to any amounts paid by the Fund to Loomis Sayles Distributors, L.P. pursuant to the Plan, minus any payments made to brokers, dealers or other financial intermediaries with respect to the sale and/or servicing of the class J Shares. Such fee is paid to compensate Natixis Investment Services Japan, Ltd. for marketing services provided in support of the promotion of the sale of Class J Shares.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Trust’s trustees review a quarterly written report of such costs and the purposes for which such costs have been incurred.

The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purposes.

The following table provides information on the amount of fees actually paid by Class J shares of the Fund under the Plan during the past three fiscal years.

Fiscal Year Ended 9/30/05	Fiscal Year Ended 9/30/06	Fiscal Year Ended 9/30/07
$2,454,146	$1,916,012	$1,436,011

During the fiscal year ended September 30, 2007, the Distributor’s expenses relating to the Fund’s 12b-1 plan were as follows. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor’s Japanese representative.

Fund	Advertising/ Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters in Japan	Compensation to Broker- Dealers in Japan	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs
Loomis Sayles Investment Grade Bond Fund	$147,174	$2,342,404	$6,448,314	$1,348,677	$0	$11,301,017

(3)	Outline of Business Relationship with the Fund

Loomis Sayles Distributors, L.P. engages in providing marketing services to the Fund.

(D)	Marusan Securities Co., Ltd. (Distributor in Japan and Agent Securities Company)

(1)	Amount of Capital

¥10 billion as at the end of February, 2008

(2)	Description of Business

Marusan carries on the first financial instruments business in Japan. Marusan engages in handling the sales and redemptions of the fund shares for offering foreign investment funds.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(E)	SMBC Friend Securities Co., Ltd. (Distributor in Japan)

(1)	Amount of Capital

¥27.27 billion as at the end of February, 2008

(2)	Description of Business

SMBC Friend carries on the first financial instruments business in Japan. SMBC Friend engages in handling the sales and redemptions of the fund shares for foreign investment funds. Effective from April 1, 2004, Izumi Securities Co., Ltd. and SMBC Friend Securities Co., Ltd. are merged and the new trade name becomes SMBC Friend Securities Co., Ltd.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(F)	Mitsubishi UFJ Securities Co., Ltd. (Distributor in Japan)

(1)	Amount of Capital

¥65.518 billion as at the end of February, 2008

(2)	Description of Business

Mitsubishi UFJ carries on the first financial instruments business in Japan. Mitsubishi UFJ engages in handling the sales and redemptions of the fund shares for foreign investment funds.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(G)	Capital Relationships

N/A.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.	Massachusetts Business Trusts

A.	General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain “voluntary associations” including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B.	Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.	United States Investment Company Laws and Enforcement

A.	General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code of 1986

An investment company is an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a “regulated investment company” under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

B.	Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

C.	Offering Shares to the Public

An investment company (“investment company” or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund’s shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D.	Ongoing Requirements

Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Filing its complete portfolio schedule with the SEC as of the end of its first and third fiscal quarters;

5. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

6. Maintenance of a code of ethics; and

7. Periodic board review of certain fund transactions, dividend payments, and payments under a fund’s distribution plan.

III.	Management of a Fund

The board of directors or trustees of a fund is responsible for generally overseeing the conduct of a fund’s business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund’s investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.	Share Information

A.	Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

B.	Redemption

Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders’ order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C.	Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.	Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A.	Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B.	Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund’s trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C.	Dissolution

Upon liquidation of a fund, Shareholders would normally be entitled to receive a portion of the fund’s net assets in accordance with the proportion of the fund’s outstanding shares owned.

D.	Transferability

Shares of a fund are typically transferable without restriction.

E.	Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.	U.S. Tax Matters

As required by federal law, federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

The Internal Revenue Service (“IRS”) requires the Fund to withhold (“Backup Withholding”) from amounts paid to a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

(i)	if the shareholder does not provide a correct taxpayer identification number to the Fund;

(ii)	if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to Backup Withholding; or

(iii)	if the shareholder fails to certify to the Fund that the shareholder is not subject to such Backup Withholding because, for example, of the shareholder’s foreign (non-U.S.) status.

The Backup Withholding rate is 28% for amounts paid on or before December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

U.S. Federal Income Taxation of the Fund

In General. The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of Internal Revenue Code of 1986 as amended (the “Code”). In order qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S.

Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar Or related trades or businesses or in the securities of one or more distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

In general, for purposes of the 90% gross income requirement described in (i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) of the prior paragraph, not including net income for QPTPs) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of meeting the diversification requirements in (ii) above, in the case of the Fund’s investments in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

Assuming that as the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As noted above, the Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all of its net capital gain. If the Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31st as if it has been incurred in the succeeding year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to income tax. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they are received.

Financial Products. The Fund’s investment in options, future contracts, hedging transactions, forward contracts, swaps, and certain other transactions, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities. The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including at times when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

In addition, payment-in-kind securities held by the Fund will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the securities during the year.

U.S. Shareholders

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder.

Taxation of Fund Distributions. Distribution of income and capital gains are taxable whether received in cash or reinvested in additional shares. Such distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur with respect to shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Sale or Redemption of Shares. Redemptions, sales and exchanges of the Fund’s shares are taxable events, and, accordingly, U.S. shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the disposition of Fund shares will be treated as short-term capital gain or loss. However, if a U.S. shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the U.S. shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Shareholders. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund invests in real estate mortgage investment conduits (“REMICs”), or if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code section 514(b). If a charitable remainder trust (as defined in Code section 664) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI.

Foreign Shareholders

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a “substantial presence” in the United States under the Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership).

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) and that is entitled to the benefits of the Japan-U.S. Income Tax Treaty are subject to withholding of U.S. federal income tax at a reduced rate of 10%. If for any reason the Foreign Person is not eligible for the 10% withholding rate under the Japan-U.S. Income Tax treaty, or for a reduced rate under some other applicable U.S. tax treaty, such distributions will be subject to withholding of U.S. federal income tax at a rate of 30%. The withholding rules apply even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a Foreign Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the distribution is attributable to interest paid by a person that is a related person of the Foreign Person of the Foreign Person and the Foreign Person is a controlled corporations) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Legislation has been proposed that would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted.

If a beneficial holder who is a Foreign Person has a trade or business in the United States, and the dividends are effectively connected with the conduct of such trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal income tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale of Capital Gain Dividend and certain other conditions are met.

Conclusion

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

VII.	Important Participants in Offering of Mutual Fund Shares

A.	Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B.	Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company’s investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C.	Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principally underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D.	Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E.	Custodian

A custodian’s responsibilities may include, among other things, safeguarding and controlling a fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund’s investments.

IV.	FORM OF FOREIGN INVESTMENT FUND SECURITIES

[Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1)	Front

a.	Name of the Fund

b.	Number of shares represented

c.	Signatures of the Chairman and Transfer Agent

d.	Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)	Back

a.	Space for endorsement

b.	Description concerning delegation of transfer agency]

V.	MISCELLANEOUS

1.	The ornamental design is used in cover page of the Japanese Prospectus.